UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21846

Clough Global Opportunities Fund
(exact name of Registrant as specified in charter)

1290 Broadway, Suite 1100, Denver, Colorado 80203
(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Secretary
Clough Global Opportunities Fund
1290 Broadway, Suite 1100
Denver, Colorado 80203
(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 – April 30, 2017

Item 1. Reports to Stockholders.

Section 19(b) Disclosure

April 30, 2017 (Unaudited)

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund” and collectively, the “Funds”), acting pursuant to a Securities and Exchange Commission (“SEC”) exemptive order and with the approval of each Fund’s Board of Trustees (the “Board”), have adopted a plan, consistent with each Fund’s investment objectives and policies to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, Clough Global Dividend and Income Fund currently distributes $0.1032 per share on a monthly basis, Clough Global Equity Fund currently distributes $0.0989 per share on a monthly basis and Clough Global Opportunities Fund currently distributes $0.0860 per share on a monthly basis.

The fixed amount distributed per share is subject to change at the discretion of each Fund’s Board. Under the Plan, each Fund will distribute all available investment income to its shareholders, consistent with each Fund’s primary investment objectives and as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient investment income is not available on a monthly basis, each Fund will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions and potential distribution rate increases or decreases to enable each Fund to comply with the distribution requirements imposed by the Code.

Shareholders should not draw any conclusions about each Fund’s investment performance from the amount of these distributions or from the terms of the Plan. Each Fund’s total return performance on net asset value is presented in its financial highlights table.

The Board may amend, suspend or terminate each Fund’s Plan without prior notice if it deems such action to be in the best interest of either the Fund or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if a Fund’s stock is trading at or above net asset value) or widening an existing trading discount. Each Fund is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, increased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to each Fund’s prospectus for a more complete description of its risks.

Please refer to Additional Information for a cumulative summary of the Section 19(a) notices for each Fund’s current fiscal period. Section 19(a) notices for each Fund, as applicable, are available on the Clough Global Closed-End Funds website www.cloughglobal.com.

Clough Global Funds	Table of Contents

Shareholder Letter	2
Portfolio Allocation
Clough Global Dividend and Income Fund	7
Global Equity Fund	8
Global Opportunities Fund	9
Statement of Investments
Clough Global Dividend and Income Fund	10
Global Equity Fund	15
Global Opportunities Fund	20
Statements of Assets and Liabilities	27
Statements of Operations	28
Statements of Changes in Net Assets	29
Statements of Cash Flows	32
Financial Highlights
Clough Global Dividend and Income Fund	33
Global Equity Fund	34
Global Opportunities Fund	35
Notes to Financial Statements	36
Dividend Reinvestment Plan	54
Additional Information
Fund Proxy Voting Policies & Procedures	55
Portfolio Holdings	55
Notice	55
Section 19(A) Notices	55
Investment Advisory Agreement Approval	56

Clough Global Funds	Shareholder Letter

April 30, 2017 (Unaudited)

To Our Investors:

Semi Annual Results

Clough Global Dividend and Income Fund (GLV)
During the semiannual period ended April 30, 2017, the Clough Dividend and Income Fund’s total return, assuming the reinvestment of all dividends, was 9.36% based on the net asset value and 24.55% based on the market price.  The blended benchmark (50% MSCI World Index and 50% Barclays U.S. Aggregate Index) returned 5.72%. During the last six months, the fund paid 0.62 per share in distributions.  As of April 30, 2017, the Fund had a distribution rate on market price of 8.98%.

Clough Global Equity Fund (GLQ)
During the semiannual period ended April 30, 2017, the Clough Global Equity Fund‘s total return, assuming the reinvestment of dividends, was 13.38% based on net asset value and 26.43% based on market price.  The MSCI World Index returned 12.44%.  During the last six months, the fund paid 0.59 per share in distributions.  As of April 30, 2017, the Fund had a distribution rate on market price of 9.23%.

Clough Global Opportunities Fund (GLO)
During the semiannual period ended April 30, 2017, the Clough Global Opportunities Fund’s total return was 9.41% based on net asset value and 24.19% based on market price.  The blended benchmark (75% MSCI World Index and 25% Barclays U.S. Aggregate Index) returned 9.04%. During the last six months, the fund paid 0.52 per share in distributions.  As of April 30, 2017, the Fund had a distribution rate on market price of 9.69%.

The largest sector gains came from investments in companies which we think will capture the bulk of the profits from the emerging smartphone cycle. Other positive contributors were Liberty Ventures; Bank of America and Citigroup; and Ares Capital Corp., a business development company. Industrial and energy shorts and long maturity United States Treasuries were among the top detractors from performance. On an individual basis, top detractors include short positions in Lufthansa AG and Deutsche Bank.

During the last six months we were particularly active in adding to three of the Fund’s major strategies: the emerging smartphone cycle, our growing emerging market interest in India, and healthcare.

Investments along the smartphone chain are a large commitment in the fund. Profitable holdings in the first half of the fiscal year included Apple Inc., Broadcom Ltd., and Samsung Electronics Co. We noted earlier that we thought the most productive smartphone investments may be among the component suppliers rather than the phone assemblers themselves. The suppliers are likely to offer proprietary (and therefore higher margin) products and to be sole source suppliers than was the case  in earlier product cycles.

Samsung is a perennially inexpensive stock which straddles both functions. It is at once an assembler of the successful Galaxy line of phones, but it also sits at the center of three important product cycles: OLED (organic light‐emitting diodes), NAND (negative AND gate) and DRAM (dynamic random‐access memory). The stock sells at approximately three times enterprise value to EBITDA (earnings before interest, tax, depreciation and amortization) in a Korean market that sells at only one times book, yet it is one of the most innovative companies in the world. It is the sole supplier of OLED panels which even Apple will start using this year. OLED technology will completely change the phone’s physical appearance, enhancing both the brightness and apparent size of the screen.  Many of its businesses, including OLED screens, are technologically insulated from meaningful competition. Whenever demand emerges in one of its product lines Samsung is usually among the most profitable participants. Today we also like it for its flash memory business where unit sales are growing more than 30% per annum. Profit margins are surging because new smartphones demand prodigious amounts of flash memory at a time supplies are restricted. This is an industry in which costs and prices ordinarily decline 20% per year but today prices are stable and unit growth is flowing through to profits. This dynamic could last for some time because in flash, new supply growth comes on grudgingly. Even in more traditional DRAM, capital expenditures have barely been sustained at maintenance levels so prices are rising in that product line as well.

The coming iPhone cycle will not only mark the ten year anniversary of the iconic product, but the new phone will appear in a totally different form and add new features. We think this adds a new dimension to the investment opportunity. Apple is a major holding but our exposure is greater in the suppliers whose content will increase in the coming version. Other investments also include Broadcom, Dialog Semiconductor and AMS.

Broadcom  supplies  radio  frequency  (RF)  circuitry  which  enables  faster  download  speeds.  Dialog  Semiconductor  supplies  a  custom  power management chip whose complexity enables a number of new features on the phone. AMS’s optical sensing technologies is key to enabling the 3D sensing features on the phone, which if done right could lead to new capabilities in virtual and augmented reality. We believe these capabilities and demand for the new phone could be as significant as the initial smartphone revolution was ten years ago.

2	www.cloughglobal.com

Clough Global Funds	Shareholder Letter

April 30, 2017 (Unaudited)

Our commitments in India are growing. India is rapidly becoming Asia’s fastest growing economy. Its population is growing 2% per year and it could well be the world’s most populous economy inside of 5 years. It benefits from low commodity prices, its currency has already depreciated and the market is cheap. But more importantly reform is underway.

India is recovering slowly as the impact of Prime Minister Modi’s demonetization policies dissipate. Purchasing Managers’ Indexes (PMI) for both manufacturing and services are recovering. The longer term story includes a fast growing consumer economy and a visibly reformist government. Perhaps the best example of that are the moves being taken to reform India’s public banks where non‐performing credits reportedly reach high teens percentages of total assets. Our view is the faster reforms are brought on, the faster capital spending will rise and a capital spending cycle is key to unlocking the productivity boom India promises. In the meantime, because the Reserve Bank is forcing recognition of bad loans, capital is being depleted and lending for capital expenditures is temporarily depressed.  That may slow things in the short term but give the economy far better underpinnings longer term.

An important issue remains the situation surrounding India’s 27 public sector banks. Because of nonperforming loans which reach as high as 20% at some banks, they sell at half of book. Credit growth is stuck at 3% and that is a temporary headwind to private sector investment. Current reforms call for the establishment of an asset manager to whom bad loans can be assigned, much as China did at the turn of the century. A new bankruptcy code already in existence allows bad loans to be expunged from the banking system. Bad banks can no longer take deposits, a policy which sends them on the path to extinction. Our view is the private finance industry would benefit enormously as the state banks recede from the stage.

There is no lack of sources of growth in India. Even in the face of current financing headwinds, capital investment projects already announced rose to 2.6 trillion rupees up from 1.4 trillion in late 2016. An additional spur to growth will come from the government’s determination to build India’s housing stock. That policy is ingrained in incentives for home buying in the current year budget which reduces the cost of home buying up to 10%. Mortgage financing is a growth industry in India; growth averages 15‐20% per year. This incentive could accelerate that to upwards of 25%. One reason for that is the success  Prime Minister Modi’s demonetization scheme had in moving more of the population into the banking system, allowing mortgages to become the preferred way of financing property purchases. We believe  few financial firms can expect that type of growth with the low risk of loss which exists in India.

The Funds hold two of the more dominant mortgage providers, HDFC Ltd. and the lesser known Indiabulls Housing Finance Ltd. Because of an expanding footprint, the latter company is growing revenues and earnings at 20% per annum, has a 1% non‐performing loan ratio, a 28% return on equity (ROE) and low teens price to earnings (P/E) multiple.

Our healthcare focus is on companies bringing new drugs to market and increasing patient populations. Our expectation that a rebound in sentiment and performance  among healthcare stocks post the presidential election played out. However, healthcare investing demands selectivity. Our exposure to growing biotechnology companies is the center post of our strategy in the sector. Large, cash rich drug companies are already bidding for undervalued growth assets, paying well above market prices to shore up their existing pipelines and plug patent cliffs. The potential for tax reform which would allow major drug companies to access hundreds of billions of dollars in offshore cash could underpin a prolonged bidding cycle for small and mid‐cap companies.

We understand the healthcare sector’s proclivity for being a political football and we have held only small positions in those companies most tied to healthcare reform, particularly those exposed to the inner workings of the healthcare insurance exchanges, Medicaid expansion or reduction, or the specter of government bidding and price pressures on Medicare drug spending. For example, we have avoided exposure to hospitals and health maintenance organizations (HMO’s), until regulatory changes are clearer.

The largest detractor in the funds was our short position in Lufthansa AG, the German airline. Customer traffic increased more than we expected, but the stock’s upward move on that news was exaggerated in our view. We still think the company’s pricing and market share will suffer from intensive capacity additions by short haul, Middle Eastern wide body global carriers plus low cost competition in Europe.  We will step aside from our position for now and look to reestablish it at a more attractive entry point.

The fixed income positions in the Global Dividend and Income Fund as well as the Global Opportunities Fund continue to be barbelled.  The funds have modest exposure to 30 year US Treasuries in the long end of the yield curve and exposure to investment grade corporate credits in the front end of the yield curve. We continue to have a low interest rate bias and believe future rate hikes by the Federal Reserve will force the yield curve to flatten over time.  We look to add to our long US Treasury position opportunistically.

Semi-Annual Report | April 30, 2017	3

Clough Global Funds	Shareholder Letter

April 30, 2017 (Unaudited)

We continue to look to build our positions in high dividend paying income stocks like commercial mortgage real estate investment trust (REIT) Starwood Property Trust (STWD) and business development company Ares Capital Corp (ARCC).  Both of these names benefit in the long term from decreased competition from banks in financing commercial developers and middle market companies.  Because the majority of their loans are LIBOR* based, they benefit from a gradual rising rate environment.  Finally, we believe the 9 percent dividend yield in these names will continue to be attractive to investors starving for yield.

All three funds continue to make significant progress on the expense reduction initiative we started writing about last year. We can now report that the expense ratio is down 162 basis points or nearly 34% on a year over year basis in the Global Opportunities Fund. The Global Dividend and Income Fund expense ratio is down 144 basis points or roughly 36% and the Global Equity Fund expense ratio is down 173 basis points or roughly 38%. Please note that roughly half of the expense reduction has come from lower management and administration fees as a percentage of net assets while the remainder comes from reducing the costs associated with each fund’s short book.

While delivering positive returns like this last quarter is always a top priority, increasing shareholder value outside of performance is a constant focus of our Board  of Directors (the “Board”). In addition to the expense  reductions mentioned above, the Board has also maintained a very attractive distribution rate for each Fund since its inception, and over the course of the last few years has authorized two share buyback programs, and  switched  the  distribution  frequency  from  a  quarterly  to  a  monthly  basis.  We  are  always  welcome  to  any  further  suggestion  from our shareholders.

Sincerely,

Charles I. Clough, Jr.

Robert M. Zdunczyk

*	London interbank offered rate, a widely use reference rate for short term financing

4	www.cloughglobal.com

Clough Global Funds	Shareholder Letter

April 30, 2017 (Unaudited)

This letter is provided for informational purposes only and is not an offer to purchase or sell shares. Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Opportunities Fund (the “Funds”) are closed-end funds, which are traded on the New York Stock Exchange MKT, and does not continuously issue shares for sale as open-end mutual funds do. The market price of a closed-end Fund is based on the  market’s value.

The information in this letter represents the opinions of the individual Portfolio Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice. Past performance is no guarantee of future results.

MSCI World Index: a stock market index of world stocks. It is maintained by MSCI Inc. and is often used as a common benchmark for world or global stock funds. The index includes a collection of stocks of all the developed markets in the world as defined by MSCI.

The net asset value (NAV) of a closed-end fund is the market price of the underlying investments (i.e., stocks and bonds) in the fund’s portfolio, minus liabilities, divided by the total number of fund shares outstanding. However, the fund also has a market price; the value of which it trades on an exchange. This market price can be more or less than its NAV.

It is not possible to invest directly in an Index.

RISKS
An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, annual report or semiannual report which contains this and other information visit www.cloughglobal.com or call 1-877-256-8445. Read them carefully  before investing.

A Fund’s distribution policy will, under certain circumstances, have certain adverse consequences to the Fund and its shareholders because it may result in a return of capital resulting in less of a shareholder’s assets being invested in the Fund and, over time, increase the Fund’s expense ratio.

Distributions may be paid from sources of income other than ordinary income, such as net realized short-term capital gains, net realized long-term capital gains and return of capital. Based on current estimates, we anticipate the most recent distribution has been paid from short-term and long-term capital gains. The actual amounts and sources of the amounts for tax reporting purposes will depend upon a Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholders’ 1099-DIV forms after the end of the year.

A Fund’s investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues.

A Fund’s investments in preferred stocks and bonds of below investment grade quality (commonly referred to as “high yield” or “junk bonds”), if any, are predominately speculative because of the credit risk of their issuers.

An investment by a Fund in REITs will subject it to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. The second, investment style risk, is the risk that returns from REITs—which typically are small or medium capitalization stocks—will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or make REIT shares less attractive than other income-producing investments. Credit risk is the risk that an issuer of a preferred or debt security will become unable to meet its obligation to make dividend, interest and principal payments.

Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise the value of such securities generally will fall. Derivative transactions (such as futures contracts and options thereon, options, swaps, and short sales) subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Compared to investment companies that focus only on large companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies.

Past performance is no guarantee of future results.

Semi-Annual Report | April 30, 2017	5

Clough Global Funds	Portfolio Allocation

April 30, 2017 (Unaudited)

CLOUGH GLOBAL DIVIDEND AND INCOME FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Apple, Inc.	4.09%
2. Samsung Electronics Co., Ltd.	2.33%
3. Liberty Ventures ‐ Series A	2.23%
4. Pfizer, Inc.	1.94%
5. Merck & Co., Inc.	1.92%
6. Ares Capital Corp.	1.91%
7. Microsoft Corp.	1.79%
8. Citigroup, Inc.	1.71%
9. Starwood Property Trust, Inc.	1.69%
10. Bank of America Corp.	1.62%

CLOUGH GLOBAL EQUITY FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Apple, Inc.	4.44%
2. Liberty Ventures ‐ Series A	3.07%
3. Samsung Electronics Co., Ltd.	2.35%
4. Broadcom, Ltd.	2.32%
5. Ares Capital Corp.	2.23%
6. Starwood Property Trust, Inc.	2.01%
7. Blackstone Mortgage Trust, Inc. ‐ Class A	2.00%
8. Liberty Broadband Corp. ‐ Class C	2.00%
9. Citigroup, Inc.	1.83%
10. Bank of America Corp.	1.78%

CLOUGH GLOBAL OPPORTUNITIES FUND
Top 10 Equity Holdings*	% of Total Portfolio
1. Apple, Inc.	4.16%
2. Liberty Ventures ‐ Series A	2.83%
3. Samsung Electronics Co., Ltd.	2.37%
4. Liberty Broadband Corp. ‐ Class C	1.90%
5. Citigroup, Inc.	1.79%
6. Starwood Property Trust, Inc.	1.77%
7. Ares Capital Corp.	1.74%
8. Bank of America Corp.	1.70%
9. Merck & Co., Inc.	1.54%
10. Broadcom, Ltd.	1.46%

Holdings are subject to change.
*	Only long positions are listed.

6	www.cloughglobal.com

Clough Global Dividend and Income Fund	Portfolio Allocation

April 30, 2017 (Unaudited)

Asset Allocation*	% of Total Portfolio
Common Stock ‐ US	24.00%
Common Stock ‐ Foreign	16.69%
Exchange Traded Funds	‐1.46%
Participation Notes	0.48%
Total Return Swap Contracts	7.44%
Total Equities	47.15%
Corporate Debt	37.09%
Government L/T	5.21%
Asset/Mortgage Backed	5.04%
Preferred Stock	1.87%
Municipal Bond	0.94%
Total Fixed Income	50.15%
Short‐Term Investments	3.12%
Warrant	0.00%
Future	‐0.42%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	103.7%	‐3.5%	107.2%	100.2%
U.S. Multinationals†	24.6%	‐3.9%	28.5%	20.7%
India	10.7%	0.0%	10.7%	10.7%
South Korea	3.4%	0.0%	3.4%	3.4%
Singapore	2.2%	0.0%	2.2%	2.2%
Canada	1.7%	0.0%	1.7%	1.7%
Japan	2.6%	‐1.0%	3.6%	1.6%
China	1.4%	0.0%	1.4%	1.4%
United Kingdom	1.3%	0.0%	1.3%	1.3%
Denmark	0.9%	0.0%	0.9%	0.9%
Other	1.3%	‐1.2%	2.5%	0.1%
TOTAL INVESTMENTS	153.8%	‐9.5%	163.4%	144.2%

Global Securities Holdings^	% of Total Portfolio
United States	69.50%
U.S. Multinationals†	14.37%
India	7.44%
South Korea	2.33%
Singapore	1.52%
Canada	1.16%
Japan	1.12%
China	0.96%
United Kingdom	0.93%
Denmark	0.60%
Other	0.07%
TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.
^	Includes securities sold short, derivative contracts and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.
**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

Semi-Annual Report | April 30, 2017	7

Clough Global Equity Fund	Portfolio Allocation

April 30, 2017 (Unaudited)

Asset Allocation*	% of Total Portfolio
Common Stock ‐ US	46.55%
Common Stock ‐ Foreign	26.39%
Exchange Traded Funds	‐1.46%
Participation Notes	0.51%
Total Return Swap Contracts	8.30%
Total Equities	80.29%
Government L/T	9.62%
Preferred Stock	2.46%
Corporate Debt	0.59%
Asset/Mortgage Backed	0.42%
Total Fixed Income	13.09%
Short‐Term Investments	7.12%
Warrant	0.00%
Other (Foreign Cash)	0.00%
Future	‐0.50%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	96.2%	‐3.8%	100.0%	92.4%
U.S. Multinationals†	22.5%	‐4.1%	26.6%	18.4%
India	11.7%	0.0%	11.7%	11.7%
China	3.6%	0.0%	3.6%	3.6%
South Korea	3.3%	0.0%	3.3%	3.3%
Singapore	3.3%	0.0%	3.3%	3.3%
United Kingdom	3.1%	0.0%	3.1%	3.1%
Japan	2.8%	‐1.1%	3.9%	1.7%
Switzerland	0.9%	0.0%	0.9%	0.9%
Denmark	0.9%	0.0%	0.9%	0.9%
Other	2.8%	‐1.4%	4.2%	1.4%
TOTAL INVESTMENTS	151.1%	‐10.4%	161.5%	140.7%

Global Securities Holdings^	% of Total Portfolio
United States	65.65%
U.S. Multinationals†	13.11%
India	8.30%
China	2.54%
South Korea	2.34%
Singapore	2.32%
United Kingdom	2.23%
Japan	1.25%
Switzerland	0.66%
Denmark	0.62%
Other	0.98%
TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.
^	Includes securities sold short, derivative contracts and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.
**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

8	www.cloughglobal.com

Clough Global Opportunities Fund	Portfolio Allocation

April 30, 2017 (Unaudited)

Asset Allocation*	% of Total Portfolio
Common Stock ‐ US	28.93%
Common Stock ‐ Foreign	19.69%
Exchange Traded Funds	‐1.48%
Participation Notes	0.51%
Total Return Swap Contracts	7.83%
Total Equities	55.48%
Corporate Debt	32.20%
Government L/T	6.12%
Asset/Mortgage Backed	4.23%
Preferred Stock	0.95%
Municipal Bond	0.84%
Total Fixed Income	44.34%
Short‐Term Investments	0.71%
Warrant	0.00%
Other (Foreign Cash)	0.00%
Future	‐0.53%

TOTAL INVESTMENTS	100.00%

Country Allocation**	Long Exposure %TNA	Short Exposure %TNA	Gross Exposure %TNA	Net Exposure %TNA
United States	98.8%	‐3.5%	102.3%	95.3%
U.S. Multinationals†	23.4%	‐3.9%	27.3%	19.5%
India	11.2%	0.0%	11.2%	11.2%
South Korea	3.4%	0.0%	3.4%	3.4%
Canada	3.2%	0.0%	3.2%	3.2%
United Kingdom	2.6%	0.0%	2.6%	2.6%
China	2.3%	0.0%	2.3%	2.3%
Singapore	2.1%	0.0%	2.1%	2.1%
Japan	2.9%	‐1.1%	4.0%	1.8%
Switzerland	1.0%	0.0%	1.0%	1.0%
Other	1.6%	‐1.2%	2.8%	0.4%
TOTAL INVESTMENTS	152.5%	‐9.7%	162.2%	142.8%

Global Securities Holdings^	% of Total Portfolio
United States	66.86%
U.S. Multinationals†	13.68%
India	7.83%
South Korea	2.37%
Canada	2.23%
United Kingdom	1.80%
China	1.59%
Singapore	1.46%
Japan	1.26%
Switzerland	0.68%
Other	0.24%
TOTAL INVESTMENTS	100.00%

*	Percentages are based on total investments, including securities sold short and derivative contracts. Holdings are subject to change.
^	Includes securities sold short, derivative contracts and foreign cash balances.
†	US Multinational Corporations – has more than 50% of revenues derived outside of the U.S.
**	Calculated as percent of total net assets using value of cash traded securities and foreign cash balances, and notional value of derivative contracts.

Semi-Annual Report | April 30, 2017	9

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS 62.32%
Consumer Discretionary 9.97%
Cable One, Inc.(a)	1,100	$750,046
DR Horton, Inc.(a)(b)	76,026	2,500,495
Lennar Corp. ‐ Class A(a)(b)	18,100	914,050
Liberty Broadband Corp. ‐ Class C(a)(b)(c)	27,948	2,547,740
Liberty Ventures ‐ Series A(a)(b)(c)	89,243	4,805,735
PulteGroup, Inc.(a)(b)	65,600	1,487,152
Service Corp. International(a)(b)	29,100	937,602
Sony Corp.	27,700	934,060
		14,876,880

Consumer Staples 1.13%
Japan Tobacco, Inc.	50,700	1,685,528

Energy 0.89%
Fairway Energy LP(c)(d)(e)(f)	130,700	1,323,337

Financials 22.83%
Ares Capital Corp.(a)	233,300	4,106,080
Ares Commercial Real Estate Corp.(a)(b)	70,300	972,249
Bank of America Corp.(a)(b)	149,391	3,486,786
Blackstone Mortgage Trust, Inc. ‐ Class A(a)(b)	77,200	2,383,936
Citigroup, Inc.(a)(b)	62,330	3,684,950
Community Healthcare Trust, Inc.(a)	108,100	2,672,232
Global Medical REIT, Inc.(a)	77,000	713,790
Golub Capital BDC, Inc.(a)(b)	128,400	2,607,804
Hercules Capital, Inc.(a)(b)	97,300	1,510,096
Ladder Capital Corp.(a)(b)	55,518	812,228
MTGE Investment Corp.(a)(b)	63,500	1,143,000
PennyMac Mortgage Investment Trust(a)(b)	89,714	1,604,086
Solar Capital, Ltd.(a)(b)	78,000	1,779,180
Solar Senior Capital, Ltd.(a)(b)	67,300	1,232,263
Starwood Property Trust, Inc.(a)(b)	160,700	3,646,283
Welltower, Inc.(a)(b)	24,000	1,714,560
		34,069,523

Health Care 6.53%
Bristol‐Meyers Squibb Co.(a)(b)	16,687	935,306
Cardiome Pharma Corp.(a)(b)(c)	149,200	499,820
Merck & Co., Inc.(a)(b)	66,300	4,132,479
Pfizer, Inc.(a)(b)	122,900	4,168,768
		9,736,373

Industrials 0.80%
AMERCO(a)	3,200	1,198,272
	Shares	Value
Information Technology 19.30%
Alibaba Group Holding, Ltd. ‐ Sponsored ADR(a)(b)(c)	8,800	$1,016,400
Apple, Inc.(a)(b)	61,210	8,792,816
Broadcom, Ltd.(a)(b)	14,805	3,269,092
Cognizant Technology Solutions Corp. ‐ Class A(a)(c)	24,800	1,493,704
Microsoft Corp.(a)(b)	56,400	3,861,144
Nintendo Co., Ltd.	1,800	452,846
Samsung Electronics Co., Ltd.	2,552	5,003,526
Ulvac, Inc.	16,300	764,737
ViaSat, Inc.(a)(b)(c)	25,749	1,648,708
Western Digital Corp.(a)	28,000	2,493,960
		28,796,933

Materials 0.87%
Chr Hansen Holding A/S	19,244	1,296,978

TOTAL COMMON STOCKS (Cost $81,191,414)		92,983,824

CLOSED‐END FUNDS 3.21%
Adams Diversified Equity Fund, Inc.(a)(b)	132,430	1,860,642
Alpine Global Premier Properties Fund(a)	48,200	293,056
Dreyfus High Yield Strategies Fund	107,000	373,430
Eaton Vance Tax‐Managed Global Diversified Equity Income Fund(a)	80,300	708,246
First Trust Dynamic Europe Equity Income Fund(a)	4,700	83,989
First Trust Intermediate Duration Preferred & Income Fund	500	11,805
Flaherty & Crumrine Preferred Securities Income Fund, Inc.	15,700	327,502
Liberty All‐Star Equity Fund(a)	141,300	777,150
Pioneer High Income Trust	35,100	350,298
		4,786,118

TOTAL CLOSED‐END FUNDS (Cost $4,285,631)		4,786,118

10	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

	Shares	Value
PARTICIPATION NOTES 0.70%
Consumer Staples 0.70%
Kweichow Moutai Co., Ltd. ‐ Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(d)	17,417	$1,044,101

TOTAL PARTICIPATION NOTES (Cost $582,958)		1,044,101

PREFERRED STOCKS 2.69%
Annaly Capital, Series E, 7.625%(a)	47,542	1,219,452
Ares Management LP(a)
Series A, 7.000%	35,000	917,000
Hercules Capital, Inc., 6.250%	7,700	195,657
MTGE Investment Corp.(a)
Series A, 8.125%	10,640	273,448
PennyMac Mortgage Investment
Trust, Series A, 8.125%(g)	22,000	557,480
Solar Capital, Ltd., 6.750%	3,478	88,689
Two Harbors Investment Corp.,
Series A, 8.125%(g)	28,500	763,800
		4,015,526

TOTAL PREFERRED STOCKS (Cost $3,827,167)		4,015,526

WARRANTS 0.00%(c)(h)
Atlas Mara, Ltd., Strike price 11.50, Expires 12/17/2017(d)	116,958	591

TOTAL WARRANTS (Cost $1,170)		591

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 53.48%
Anheuser‐Busch InBev Finance, Inc.
02/01/2019, 1.900%	$1,000,000	1,002,715
Ares Capital Corp.
11/30/2018, 4.875%(a)(b)	1,000,000	1,034,425
01/19/2022, 3.625%(a)	1,402,000	1,401,679
AT&T, Inc.
06/30/2020, 2.450%(a)(b)	1,000,000	1,002,298
05/15/2025, 3.400%	1,000,000	975,490
Bank of America Corp.
Series L, 01/15/2019, 2.600%(a)(b)	1,000,000	1,010,236
The Bank of Nova Scotia
06/05/2019, 2.050%(a)	1,000,000	1,003,483
Berkshire Hathaway Energy Co.
11/15/2018, 2.000%(a)	1,000,000	1,003,607
Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Berkshire Hathaway, Inc.
08/14/2019, 2.100%(a)	$1,000,000	$1,008,696
BMW U.S. Capital LLC
09/15/2021, 1.850%(d)	1,000,000	975,209
Boston Properties LP
05/15/2021, 4.125%(a)	1,000,000	1,058,786
BP Capital Markets PLC
05/10/2019, 2.237%(a)	1,000,000	1,008,017
CalAtlantic Group, Inc.
06/01/2026, 5.250%(a)	1,200,000	1,230,000
Care Capital Properties LP
08/15/2026, 5.125%(a)	1,776,000	1,786,061
Caterpillar Financial Services Corp.
06/16/2018, 1.700%(a)	1,000,000	1,001,886
Chubb INA Holdings, Inc.
11/03/2020, 2.300%(a)(b)	1,000,000	1,005,388
Citigroup, Inc.
Series N, Perpetual Maturity, 5.800%(a)(b)(g)(i)	1,300,000	1,360,125
Citizens Bank National Association
03/14/2019, 2.500%(a)	1,000,000	1,008,963
12/04/2019, 2.450%(a)	1,000,000	1,008,278
05/13/2021, 2.550%(a)	1,000,000	1,002,942
Comcast Corp.
08/15/2034, 4.200%(a)	1,000,000	1,026,705
Dominion Gas Holdings LLC
12/15/2019, 2.500%(a)	1,000,000	1,010,241
Dr Pepper Snapple Group, Inc.
11/15/2021, 2.530%	965,000	965,833
EMC Corp.
06/01/2020, 2.650%	1,000,000	979,371
06/01/2023, 3.375%(a)	1,000,000	965,016
Exelon Generation Co., LLC
10/01/2017, 6.200%(a)(b)	1,000,000	1,017,836
01/15/2020, 2.950%	750,000	762,073
First Republic Bank
06/17/2019, 2.375%(a)	1,000,000	1,002,859
08/01/2046, 4.375%(a)	1,725,000	1,666,609
02/13/2047, 4.625%(a)	1,000,000	1,012,266
Five Corners Funding Trust
11/15/2023, 4.419%(d)	1,000,000	1,077,120
Ford Motor Credit Co., LLC
03/12/2019, 2.375%(a)	1,000,000	1,003,844
03/18/2021, 3.336%(a)	1,000,000	1,016,321
General Motors Financial Co., Inc.
04/10/2018, 2.400%(a)	1,000,000	1,005,676
05/15/2023, 4.250%(a)	1,000,000	1,032,437
The Goldman Sachs Group, Inc.
04/25/2019, 2.000%(a)	1,000,000	999,826
09/15/2020, 2.750%	1,000,000	1,011,093
11/15/2021, 2.350%	1,000,000	986,738
Jackson National Life Global Funding
04/29/2021, 2.250%(a)(d)	1,000,000	990,477

Semi-Annual Report | April 30, 2017	11

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Jersey Central Power & Light Co.
06/15/2018, 4.800%(a)	$1,000,000	$1,029,587
Johnson & Johnson
03/01/2036, 3.550%(a)	1,000,000	1,000,025
Ladder Capital Finance Holdings LLLP /
Ladder Capital Finance Corp.
08/01/2021, 5.875%(a)(d)	1,500,000	1,528,125
Lear Corp.
01/15/2023, 4.750%(a)	1,000,000	1,036,385
01/15/2025, 5.250%(a)	1,000,000	1,061,302
Liberty Mutual Group, Inc.
03/15/2037, 4.036%(a)(d)(g)	1,500,000	1,437,750
Manufacturers & Traders Trust Co.
07/25/2019, 2.250%(a)	1,000,000	1,007,934
02/06/2020, 2.100%	1,000,000	1,000,975
Metropolitan Life Global Funding I
09/15/2021, 1.950%(d)	1,000,000	978,558
Microsoft Corp.
08/08/2019, 1.100%	1,000,000	990,688
Series 30Y, 02/06/2047, 4.250%(a)	1,000,000	1,040,150
Morgan Stanley
01/24/2019, 2.500%(a)	1,000,000	1,011,126
06/16/2020, 2.800%(a)	1,000,000	1,015,841
New York Life Global Funding
04/09/2020, 2.000%(d)	1,000,000	1,000,295
Omega Healthcare Investors, Inc.
04/01/2027, 4.500%(a)(b)	1,000,000	992,170
ONE Gas, Inc.
02/01/2019, 2.070%(a)	1,114,000	1,117,746
People's United Financial, Inc.
12/06/2022, 3.650%(a)	1,400,000	1,434,770
Physicians Realty LP
03/15/2027, 4.300%(a)	1,700,000	1,704,262
PNC Bank National Association
11/05/2020, 2.450%(a)	1,000,000	1,008,137
Pricoa Global Funding I
05/16/2019, 2.200%(a)(d)	1,000,000	1,005,419
Royal Bank of Canada
07/29/2019, 1.500%	1,000,000	990,778
Scripps Networks Interactive, Inc.
11/15/2019, 2.750%(a)	1,000,000	1,012,206
06/15/2020, 2.800%(a)	1,000,000	1,011,623
Sempra Energy
10/07/2019, 1.625%(a)	2,000,000	1,985,450
VF Corp.
09/01/2021, 3.500%	1,000,000	1,044,886
Voya Financial, Inc.
02/15/2018, 2.900%(a)	1,000,000	1,008,730
WEC Energy Group, Inc.
06/15/2020, 2.450%	750,000	756,579
Wells Fargo & Co.
12/07/2020, 2.550%(a)	2,000,000	2,021,880
Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Wells Fargo Bank National Association
12/06/2019, 2.150%(a)	$2,000,000	$2,009,610
Welltower, Inc.
04/01/2019, 4.125%(a)	1,000,000	1,035,013
Western Digital Corp.
04/01/2023, 7.375%(a)(b)(d)	1,000,000	1,097,500
Xcel Energy, Inc.
03/15/2021, 2.400%(a)	2,000,000	2,003,104

TOTAL CORPORATE BONDS (Cost $79,498,924)		79,799,229

ASSET/MORTGAGE BACKED SECURITIES 7.25%
Government National Mortgage
Association ‐ REMICS
Series 2014‐67, Class AE,
05/16/2039, 2.150%	1,192,706	1,202,394
Series 2012‐83, Class A,
07/16/2041, 1.368%	787,211	765,289
Series 2014‐172, Class AC,
09/16/2041, 1.900%	582,278	584,682
Series 2011‐47, Class C,
02/16/2042, 3.817%(g)	616,094	631,738
Series 2013‐68, Class AC,
02/16/2046, 1.300%	846,016	807,969
Series 2011‐144, Class B,
04/16/2046, 3.291%	54,551	54,519
Series 2015‐130, Class AB,
08/16/2047, 2.550%	797,960	801,220
Series 2016‐92, Class AB,
04/16/2050, 2.100%	493,046	485,391
Series 2014‐166, Class PJ,
07/16/2051, 2.500%	726,225	729,691
Series 2012‐111, Class A,
09/16/2052, 2.387%	1,456,875	1,457,215
Series 2012‐125, Class AB,
02/16/2053, 2.111%(g)	669,769	653,272
Series 2017‐29, Class A,
01/16/2058, 2.400%	2,494,715	2,466,161
United States Small Business
Administration
Series 2008‐20L, Class 1,
12/01/2028, 6.220%	156,191	175,257

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $10,945,356)		10,814,798

GOVERNMENT & AGENCY OBLIGATIONS 7.52%
U.S. Treasury Bonds
11/15/2026, 6.500%(a)	1,600,000	2,181,875
08/15/2029, 6.125%(a)	1,250,000	1,748,169
05/15/2030, 6.250%	1,000,000	1,430,918
11/15/2040, 4.250%	3,000,000	3,709,335
02/15/2044, 3.625%	1,000,000	1,128,926

12	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

Description and Maturity Date	Principal Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS (continued)
U.S. Treasury Notes
05/15/2018, 3.875%(a)	$1,000,000	$1,027,832

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $11,319,975)		11,227,055

MUNICIPAL BONDS 1.35%
Florida State Board of Administration
Finance Corp. Revenue Bonds,
Series A
07/01/2021, 2.638%	2,000,000	2,017,460

TOTAL MUNICIPAL BONDS (Cost $2,016,980)		2,017,460

	Shares	Value
SHORT‐TERM INVESTMENTS 4.50%
Money Market Fund 4.50%
BlackRock Liquidity Funds, T‐Fund Portfolio ‐ Institutional Class (0.630% 7‐day yield)	6,715,122	6,715,122

TOTAL SHORT‐TERM INVESTMENTS (Cost $6,715,122)		6,715,122

Total Investments ‐ 143.02% (Cost $200,384,697)		213,403,824

Liabilities in Excess of Other Assets ‐ (43.02%)(j)		(64,193,925)

NET ASSETS ‐ 100.00%		$149,209,899

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (6.84%)
Financials (1.85%)
Ally Financial, Inc.	(15,100)	(298,980)
American Express Co.	(19,400)	(1,537,450)
Deutsche Bank AG	(31,350)	(566,494)
Santander Consumer USA Holdings, Inc.	(27,800)	(354,172)
		(2,757,096)

Health Care (1.87%)
AmerisourceBergen Corp.	(11,200)	(918,960)
McKesson Corp.	(6,700)	(926,543)
Owens & Minor, Inc.	(27,500)	(952,875)
		(2,798,378)
SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value
Industrials (1.10%)
Caterpillar, Inc.	(7,000)	$(715,820)
Deutsche Lufthansa AG	(53,709)	(926,723)
		(1,642,543)

Information Technology (2.02%)
Amkor Technology, Inc.	(61,800)	(728,004)
AU Optronics Corp. ‐ Sponsored ADR	(77,900)	(314,716)
International Business Machines Corp.	(9,040)	(1,449,022)
Japan Display, Inc.	(229,500)	(518,807)
		(3,010,549)

TOTAL COMMON STOCKS (Proceeds $9,841,791)		(10,208,566)

EXCHANGE TRADED FUNDS (2.10%)
Health Care Select Sector SPDR® Fund	(11,000)	(830,500)
SPDR® S&P® Biotech ETF	(16,500)	(1,178,760)
United States Natural Gas Fund LP	(147,200)	(1,114,304)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $3,068,159)		(3,123,564)

TOTAL SECURITIES SOLD SHORT (Proceeds $12,909,950)		$(13,332,130)

(a)
Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of April 30, 2017, the aggregate value of those securities was $146,359,999, representing 98.09% of net assets. (See Note 1 and Note 3)

(b)	Loaned security; a portion or all of the security is on loan as of April 30, 2017.
(c)	Non-income producing security.
(d)
Security exempt from registration of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2017, these securities had an aggregate value of $12,458,482 or 8.35% of net assets.

(e)
Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2017, these securities had a total value of $1,323,337 or 0.89% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1)

(f)
Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of April 30, 2017, these securities had an aggregate market value of $1,323,337 or 0.89% of total net assets.

(g)	Floating or variable rate security - rate disclosed as of April 30, 2017.
(h)	Less than 0.005% or (0.005%) of net assets.

Semi-Annual Report | April 30, 2017	13

Clough Global Dividend and Income Fund	Statement of Investments

April 30, 2017 (Unaudited)

(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Includes cash which is being held as collateral for total return swap contracts, securities sold short or futures contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation
Foreign Currency Contracts
Japanese Yen Currency Futures	Short	8	06/19/2017	$(899,400)	$(25,486)
				$(899,400)	$(25,486)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$1,169,385	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$75,773
Morgan Stanley	Hero MotoCorp, Ltd.	699,924	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	7,027
Credit Suisse	Housing Development Finance Corp.	2,349,638	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	566,956
Morgan Stanley	Housing Development Finance Corp.	2,020,030	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	220,486
Credit Suisse	Indiabulls Housing Finance	1,233,808	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	340,702
Morgan Stanley	ITC, Ltd.	1,533,660	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	201,210
Credit Suisse	Larsen & Toubro, Ltd.	2,331,974	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	551,020
Morgan Stanley	Larsen & Toubro, Ltd.	568,927	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	94,518
Morgan Stanley	Mahindra & Mahindra, Ltd.	1,862,982	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	188,841
		$13,770,328				$2,246,533

See Notes to the Financial Statements.

14	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

April 30, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS 109.56%
Consumer Discretionary 15.65%
Cable One, Inc.	1,700	$1,159,162
DR Horton, Inc.(a)(b)	138,321	4,549,378
IMAX Corp.(a)(b)(c)	120,495	3,675,097
Lennar Corp. - Class A(a)(b)	35,800	1,807,900
Liberty Broadband Corp. - Class C(a)(b)(c)	74,666	6,806,553
Liberty Ventures - Series A(a)(b)(c)	194,121	10,453,416
PulteGroup, Inc.(a)(b)	121,500	2,754,405
Service Corp. International(a)(b)	40,900	1,317,798
Sony Corp.	44,600	1,503,937
TRI Pointe Group, Inc.(c)	85,500	1,064,475
Vipshop Holdings, Ltd. - ADR(c)	195,400	2,710,198
		37,802,319

Consumer Staples 1.12%
Japan Tobacco, Inc.	81,700	2,716,126

Energy 2.13%
Fairway Energy LP(c)(d)(e)(f)	217,600	2,203,200
Parsley Energy, Inc. - Class A(a)(b)(c)	60,800	1,811,232
RSP Permian, Inc.(c)	30,000	1,141,500
		5,155,932

Financials 29.35%
Arbor Realty Trust, Inc.	172,300	1,486,949
Ares Capital Corp.(a)	431,400	7,592,640
Ares Commercial Real Estate Corp.(a)	278,900	3,857,187
Bank of America Corp.(a)(b)	259,005	6,045,177
Blackstone Mortgage Trust, Inc. - Class A(a)(b)	220,500	6,809,040
Citigroup, Inc.(a)(b)	105,419	6,232,371
Credit Acceptance Corp.(a)(b)(c)	18,862	3,833,701
Global Medical REIT, Inc.(a)	121,000	1,121,670
Goldman Sachs BDC, Inc.(a)	53,000	1,325,000
Golub Capital BDC, Inc.(a)	262,109	5,323,434
Hercules Capital, Inc.(a)(b)	190,200	2,951,904
Ladder Capital Corp.(a)(b)	268,379	3,926,385
MTGE Investment Corp.(a)(b)	161,100	2,899,800
PennyMac Mortgage Investment Trust(a)(b)	206,988	3,700,945
Physicians Realty Trust(a)(b)	136,000	2,671,040
Solar Capital, Ltd.(a)(b)	75,100	1,713,031
Starwood Property Trust, Inc.(a)(b)	300,400	6,816,076
TPG Specialty Lending, Inc.(a)(b)	49,500	1,035,045
Welltower, Inc.	22,000	1,571,680
		70,913,075

Health Care 19.46%
Alexion Pharmaceuticals, Inc.(a)(c)	19,500	2,491,710
Align Technology, Inc.(a)(b)(c)	24,100	3,244,342
	Shares	Value
Health Care (continued)
Biogen, Inc.(a)(b)(c)	13,790	$3,739,986
BioMarin Pharmaceutical, Inc.(a)(b)(c)	22,300	2,137,232
Boston Scientific Corp.(a)(b)(c)	127,500	3,363,450
Bristol-Meyers Squibb Co.(a)(b)	55,416	3,106,067
Cardiome Pharma Corp.(a)(b)(c)	418,200	1,400,970
Celgene Corp.(c)	14,900	1,848,345
CRISPR Therapeutics AG(c)	62,800	1,068,856
CRISPR Therapeutics AG - Series B(c)(d)(e)(f)	69,667	1,185,733
Dermira, Inc.(a)(b)(c)	24,000	817,440
Editas Medicine, Inc.(c)	62,300	1,174,355
Envision Healthcare Corp.(a)(b)(c)	9,700	543,491
Galapagos NV - Sponsored ADR(c)	19,600	1,702,456
GW Pharmaceuticals PLC - ADR(a)(c)	14,400	1,709,712
Hologic, Inc.(a)(b)(c)	79,700	3,598,455
Intra-Cellular Therapies, Inc.(a)(c)	94,200	1,301,844
Kura Oncology, Inc.(a)(b)(c)	21,100	209,945
Merck & Co., Inc.(a)(b)	93,900	5,852,787
NxStage Medical, Inc.(c)	53,600	1,602,104
Pfizer, Inc.(a)(b)	81,600	2,767,872
Sienna Biopharmaceuticals - Series B(c)(d)(e)(f)	449,497	937,021
Vertex Pharmaceuticals, Inc.(c)	10,300	1,218,490
		47,022,663

Industrials 0.79%
AMERCO	5,100	1,909,746

Information Technology 33.52%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	22,300	2,575,650
Alphabet, Inc. - Class A(a)(c)	3,383	3,127,651
ams AG	25,029	1,609,906
Apple, Inc.(a)(b)	105,120	15,100,488
Baidu, Inc. - Sponsored ADR(a)(c)	8,900	1,604,047
Broadcom, Ltd.(a)(b)	35,670	7,876,293
Catcher Technology Co., Ltd.	194,000	1,993,305
Cognizant Technology Solutions Corp. - Class A(a)(c)	55,900	3,366,857
Dialog Semiconductor PLC	62,318	2,915,575
Ellie Mae, Inc.(a)(c)	19,100	1,943,616
LogMeIn, Inc.(a)(b)	36,500	4,124,500
Lumentum Holdings, Inc.(c)	38,300	1,637,325
Microsoft Corp.(a)(b)	64,500	4,415,670
Nintendo Co., Ltd.	5,700	1,434,012
PTC, Inc.(c)	17,600	951,280
salesforce.com, Inc.(c)	15,100	1,300,412
Samsung Electronics Co., Ltd.	4,065	7,969,958
Tableau Software, Inc. - Class A(a)(c)	36,700	1,970,056
Ulvac, Inc.	24,400	1,144,759
ViaSat, Inc.(a)(b)(c)	68,042	4,356,729
Western Digital Corp.	44,700	3,981,429

Semi-Annual Report | April 30, 2017	15

Clough Global Equity Fund	Statement of Investments

April 30, 2017 (Unaudited)

	Shares	Value
Information Technology (continued)
Yelp, Inc.(a)(b)(c)	158,000	$5,594,780
		80,994,298

Materials 0.88%
Chr Hansen Holding A/S	31,409	2,116,856

Utilities 6.66%
Dominion Resources, Inc.(a)(b)	56,700	4,390,281
Duke Energy Corp.(a)(b)	53,000	4,372,500
Eversource Energy(a)(b)	73,400	4,359,960
National Grid PLC - Sponsored ADR(a)	45,800	2,971,046
		16,093,787

TOTAL COMMON STOCKS (Cost $238,110,379)		264,724,802

CLOSED-END FUNDS 0.66%
Eaton Vance Tax-Managed Global Diversified Equity Income Fund(a)	179,627	1,584,310

TOTAL CLOSED-END FUNDS (Cost $1,505,035)		1,584,310

PARTICIPATION NOTES 0.72%
Consumer Staples 0.72%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(d)	29,142	1,746,982

TOTAL PARTICIPATION NOTES (Cost $975,401)		1,746,982

PREFERRED STOCKS 3.47%
AGNC Investment Corp.
Series B, 7.750%	500	12,895
Annaly Capital, Series E, 7.625%(a)	144,431	3,704,655
Ares Management LP(a)
Series A, 7.000%	71,000	1,860,200
Hercules Capital, Inc., 6.250%(a)	12,300	312,543
Morgan Stanley, Series K, 5.850%(g)	15,400	406,252
PennyMac Mortgage Investment Trust, Series A, 8.125%(g)	28,000	709,520
	Shares	Value
PREFERRED STOCKS (continued)
Two Harbors Investment Corp.,
Series A, 8.125%(g)	51,000	$1,366,800
		8,372,865

TOTAL PREFERRED STOCKS (Cost $7,942,065)		8,372,865

WARRANTS 0.00%(c)(h)
Atlas Mara, Ltd., Strike price 11.50, Expires 12/17/2017(d)	195,720	989

TOTAL WARRANTS (Cost $1,957)		989

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 0.82%
Citigroup, Inc.
Series N, Perpetual Maturity, 5.800%(a)(g)(i)	$1,900,000	1,987,875

TOTAL CORPORATE BONDS (Cost $1,913,750)		1,987,875

ASSET/MORTGAGE BACKED SECURITIES 0.59%
Government National Mortgage Association - REMICS Series 2011-142, Class A,
10/16/2040, 2.337%(a)	1,408,061	1,414,971

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $1,430,092)		1,414,971

GOVERNMENT & AGENCY OBLIGATIONS 13.54%
U.S. Treasury Bonds
11/15/2026, 6.500%(a)	1,600,000	2,181,875
08/15/2029, 6.125%(a)	4,500,000	6,293,408
U.S. Treasury Notes
05/15/2017, 4.500%(a)	5,000,000	5,007,360
08/15/2017, 4.750%(a)	15,000,000	15,166,695
02/15/2018, 3.500%(a)	4,000,000	4,075,468

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $33,071,300)		32,724,806

16	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

April 30, 2017 (Unaudited)

	Shares	Value
SHORT-TERM INVESTMENTS 10.02%
Money Market Fund 10.02%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.630% 7-day yield)	24,215,319	$24,215,319

TOTAL SHORT-TERM INVESTMENTS (Cost $24,215,319)		24,215,319

Total Investments - 139.38% (Cost $309,165,298)		336,772,919

Liabilities in Excess of Other Assets - (39.38%)(j)		(95,152,327)

NET ASSETS - 100.00%		$241,620,592

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (7.60%)
Financials (1.83%)
Ally Financial, Inc.	(24,400)	(483,120)
American Express Co.	(31,100)	(2,464,675)
Deutsche Bank AG	(49,950)	(902,596)
Santander Consumer USA Holdings, Inc.	(44,400)	(565,656)
		(4,416,047)

Health Care (2.26%)
AmerisourceBergen Corp.	(18,100)	(1,485,105)
McKesson Corp.	(10,800)	(1,493,532)
Owens & Minor, Inc.	(44,100)	(1,528,065)
Select Medical Holdings Corp.	(69,400)	(954,250)
		(5,460,952)

Industrials (1.11%)
Caterpillar, Inc.	(11,300)	(1,155,538)
Deutsche Lufthansa AG	(88,995)	(1,535,566)
		(2,691,104)

Information Technology (2.40%)
Amkor Technology, Inc.	(99,000)	(1,166,220)
AU Optronics Corp. - Sponsored ADR	(243,500)	(983,740)
International Business Machines Corp.	(17,400)	(2,789,046)
Japan Display, Inc.	(380,600)	(860,383)
		(5,799,389)

TOTAL COMMON STOCKS (Proceeds $17,747,557)		(18,367,492)

SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value
EXCHANGE TRADED FUNDS (2.05%)
Health Care Select Sector SPDR® Fund	(17,400)	$(1,313,700)
SPDR® S&P® Biotech ETF	(26,300)	(1,878,872)
United States Natural Gas Fund LP	(234,800)	(1,777,436)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $4,882,220)		(4,970,008)

TOTAL SECURITIES SOLD SHORT (Proceeds $22,629,777)		$(23,337,500)

Semi-Annual Report | April 30, 2017	17

Clough Global Equity Fund	Statement of Investments

April 30, 2017 (Unaudited)

(a)
Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of April 30, 2017, the aggregate value of those securities was $214,038,064, representing 88.58% of net assets. (See Note 1 and Note 3)

(b)	Loaned security; a portion or all of the security is on loan as of April 30, 2017.
(c)	Non-income producing security.
(d)
Security exempt from registration of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2017, these securities had an aggregate value of $6,073,925 or 2.51% of net assets.

(e)
Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2017, these securities had a total value of $4,325,954 or 1.79% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1)

(f)
Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of April 30, 2017, these securities had an aggregate market value of $4,325,954 or 1.79% of total net assets.

(g)	Floating or variable rate security - rate disclosed as of April 30, 2017.
(h)	Less than 0.005% or (0.005%) of net assets.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Includes cash which is being held as collateral for total return swap contracts, securities sold short or futures contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation
Foreign Currency Contracts
Japanese Yen Currency Futures	Short	15	06/19/2017	$(1,686,375)	$(47,786)
				$(1,686,375)	$(47,786)

18	www.cloughglobal.com

Clough Global Equity Fund	Statement of Investments

April 30, 2017 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$3,531,574	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$255,489
Morgan Stanley	Hero MotoCorp, Ltd.	1,115,874	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	11,202
Credit Suisse	Housing Development Finance Corp.	3,713,827	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	896,166
Morgan Stanley	Housing Development Finance Corp.	3,254,547	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	355,234
Credit Suisse	Indiabulls Housing Finance	1,868,055	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	515,842
Morgan Stanley	ITC, Ltd.	2,458,962	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	321,820
Credit Suisse	Larsen & Toubro, Ltd.	3,675,362	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	867,699
Morgan Stanley	Larsen & Toubro, Ltd.	906,980	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	150,679
Morgan Stanley	Mahindra & Mahindra, Ltd.	2,747,948	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	236,704
		$23,273,129				$3,610,835

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Depreciation
Credit Suisse	Mahindra & Mahindra, Ltd.	$1,374,538	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$(54,144)
		$1,374,538				$(54,144)
		$24,647,667				$3,556,691

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2017	19

Clough Global Opportunities Fund	Statement of Investments

April 30, 2017 (Unaudited)

	Shares	Value
COMMON STOCKS 76.23%
Consumer Discretionary 12.08%
Cable One, Inc.(a)	4,508	$3,073,825
DR Horton, Inc.(a)(b)	317,901	10,455,764
Lennar Corp. - Class A(a)(b)	78,600	3,969,300
Liberty Broadband Corp. - Class C(a)(b)(c)	175,867	16,032,036
Liberty Ventures - Series A(a)(b)(c)	443,162	23,864,273
PulteGroup, Inc.(a)(b)	266,900	6,050,623
Service Corp. International(a)(b)	72,200	2,326,284
Sony Corp.	113,000	3,810,424
Vipshop Holdings, Ltd. - ADR(c)	142,800	1,980,636
		71,563,165

Consumer Staples 1.14%
Japan Tobacco, Inc.	203,100	6,752,084

Energy 1.48%
Fairway Energy LP(c)(d)(e)(f)	536,000	5,427,000
Parsley Energy, Inc. - Class A(a)(b)(c)	111,490	3,321,287
		8,748,287

Financials 18.66%
Ares Capital Corp.(a)(b)	835,400	14,703,040
Bank of America Corp.(a)(b)	614,710	14,347,332
Blackstone Mortgage Trust, Inc. - Class A(a)(b)	314,400	9,708,672
Citigroup, Inc.(a)(b)	255,627	15,112,668
Credit Acceptance Corp.(a)(b)(c)	47,612	9,677,139
Global Medical REIT, Inc.(a)	310,000	2,873,700
Golub Capital BDC, Inc.(a)(b)	454,457	9,230,022
Ladder Capital Corp.(a)	230,242	3,368,441
MTGE Investment Corp.	69,061	1,243,098
PennyMac Mortgage Investment Trust(a)(b)	374,014	6,687,370
Solar Capital, Ltd.(a)	207,531	4,733,782
Starwood Property Trust, Inc.(a)(b)	660,586	14,988,696
Welltower, Inc.	55,000	3,929,200
		110,603,160

Health Care 14.71%
Alexion Pharmaceuticals, Inc.(a)(b)(c)	49,100	6,273,998
Align Technology, Inc.(a)(b)(c)	61,200	8,238,744
Biogen, Inc.(a)(b)(c)	17,770	4,819,402
BioMarin Pharmaceutical, Inc.(a)(b)(c)	27,400	2,626,016
Boston Scientific Corp.(a)(c)	129,900	3,426,762
Bristol-Meyers Squibb Co.(a)	59,000	3,306,950
Cardiome Pharma Corp.(a)(c)	1,042,181	3,491,307
Celgene Corp.(a)(b)(c)	37,200	4,614,660
CRISPR Therapeutics AG(c)	160,500	2,731,710
CRISPR Therapeutics AG - Series B(c)(d)(e)(f)	178,110	3,031,432
	Shares	Value
Health Care (continued)
Editas Medicine, Inc.(a)(b)(c)	154,800	$2,917,980
Envision Healthcare Corp.(a)(b)(c)	21,200	1,187,836
GW Pharmaceuticals PLC - ADR(a)(b)(c)	32,400	3,846,852
Hologic, Inc.(a)(b)(c)	201,600	9,102,240
Intra-Cellular Therapies, Inc.(a)(c)	240,500	3,323,710
Kura Oncology, Inc.(c)	51,636	513,778
Merck & Co., Inc.(a)(b)	209,000	13,026,970
Pfizer, Inc.(a)(b)	157,200	5,332,224
Sienna Biopharmaceuticals - Series B(c)(d)(e)(f)	1,118,964	2,332,592
Vertex Pharmaceuticals, Inc.(a)(c)	25,800	3,052,140
		87,197,303

Industrials 0.81%
AMERCO(a)	12,800	4,793,088

Information Technology 26.46%
Alibaba Group Holding, Ltd. - Sponsored ADR(a)(b)(c)	35,200	4,065,600
Alphabet, Inc. - Class A(a)(b)(c)	8,667	8,012,815
Apple, Inc.(a)(b)	244,780	35,162,647
Baidu, Inc. - Sponsored ADR(a)(c)	16,900	3,045,887
Broadcom, Ltd.(a)(b)	55,870	12,336,655
Cognizant Technology Solutions Corp. - Class A(a)(b)(c)	139,500	8,402,085
Dialog Semiconductor PLC(c)	154,934	7,248,656
Ellie Mae, Inc.(a)(b)(c)	47,900	4,874,304
Microsoft Corp.(a)(b)	130,200	8,913,492
Nintendo Co., Ltd.	14,800	3,723,400
PTC, Inc.(c)	43,900	2,372,795
salesforce.com, Inc.(a)(c)	38,400	3,307,008
Samsung Electronics Co., Ltd.	10,197	19,992,536
Ulvac, Inc.	62,700	2,941,655
ViaSat, Inc.(a)(b)(c)	157,835	10,106,175
Western Digital Corp.(a)	112,100	9,984,747
Yelp, Inc.(a)(b)(c)	347,700	12,312,057
		156,802,514

Materials 0.89%
Chr Hansen Holding A/S	78,002	5,257,060

TOTAL COMMON STOCKS (Cost $401,648,028)		451,716,661

20	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

April 30, 2017 (Unaudited)

	Shares	Value
PARTICIPATION NOTES 0.73%
Consumer Staples 0.73%
Kweichow Moutai Co., Ltd. - Class A (Loan Participation Notes issued by Morgan Stanley Asia Products), expiring 11/09/2017(d)	72,007	$4,316,620

TOTAL PARTICIPATION NOTES (Cost $2,410,120)		4,316,620

PREFERRED STOCKS 1.36%
Annaly Capital, Series E, 7.625%(a)	162,911	4,178,667
Ares Management LP(a)(b)
Series A, 7.000%	147,000	3,851,400
		8,030,067

TOTAL PREFERRED STOCKS (Cost $7,614,164)		8,030,067

WARRANTS 0.00%(c)(g)
Atlas Mara, Ltd., Strike price 11.50, Expires 12/17/2017(d)	487,322	2,461

TOTAL WARRANTS (Cost $4,873)		2,461

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS 45.93%
Anheuser-Busch InBev Finance, Inc.
02/01/2019, 1.900%(a)(b)	$4,079,000	4,090,075
Ares Capital Corp.
01/15/2020, 3.875%(a)(b)	7,383,000	7,553,260
01/19/2022, 3.625%(a)(b)	6,012,000	6,010,623
AT&T, Inc.
05/15/2025, 3.400%(a)	4,000,000	3,901,960
Bank of America Corp.
10/21/2022, 2.503%	1,000,000	982,632
The Bank of Nova Scotia
06/05/2019, 2.050%(a)	4,000,000	4,013,932
Berkshire Hathaway, Inc.
08/14/2019, 2.100%(a)(b)	4,000,000	4,034,784
Biogen, Inc.
09/15/2020, 2.900%(a)	4,688,000	4,784,910
BorgWarner, Inc.
03/15/2045, 4.375%	3,275,000	3,226,429
Boston Properties LP
05/15/2021, 4.125%(a)(b)	4,000,000	4,235,144
CalAtlantic Group, Inc.
06/01/2026, 5.250%(a)	5,300,000	5,432,500
Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Care Capital Properties LP
08/15/2026, 5.125%(a)	$5,695,000	$5,727,262
Chubb INA Holdings, Inc.
11/03/2020, 2.300%	3,500,000	3,518,858
Citigroup, Inc.
Series N, Perpetual Maturity, 5.800%(a)(h)(i)	4,800,000	5,022,000
Citizens Bank National Association
12/04/2019, 2.450%(a)	4,802,000	4,841,751
05/13/2021, 2.550%(a)	3,000,000	3,008,826
Comcast Corp.
08/15/2034, 4.200%(a)	4,000,000	4,106,820
Dominion Gas Holdings LLC
12/15/2019, 2.500%(a)(b)	6,885,000	6,955,509
EMC Corp.
06/01/2020, 2.650%	3,000,000	2,938,113
06/01/2023, 3.375%(a)	4,000,000	3,860,064
Exelon Generation Co., LLC
01/15/2020, 2.950%(a)	3,510,000	3,566,500
First Republic Bank
06/17/2019, 2.375%(a)	3,000,000	3,008,577
08/01/2046, 4.375%(a)	5,830,000	5,632,655
02/13/2047, 4.625%(a)	4,000,000	4,049,064
Five Corners Funding Trust
11/15/2023, 4.419%(d)	3,000,000	3,231,360
Ford Motor Credit Co., LLC
03/18/2021, 3.336%(a)(b)	6,000,000	6,097,926
General Motors Financial Co., Inc.
07/06/2021, 3.200%(a)	5,000,000	5,049,735
05/15/2023, 4.250%(a)	6,000,000	6,194,622
The Goldman Sachs Group, Inc.
09/15/2020, 2.750%(a)(b)	4,000,000	4,044,372
11/15/2021, 2.350%(a)	4,500,000	4,440,321
Jackson National Life Global Funding
04/29/2021, 2.250%(a)(d)	4,160,000	4,120,384
Johnson & Johnson
03/01/2036, 3.550%(a)	4,000,000	4,000,100
Kraft Heinz Foods Co.
07/02/2018, 2.000%	1,000,000	1,002,859
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
08/01/2021, 5.875%(a)(d)	3,500,000	3,565,625
Lear Corp.
01/15/2023, 4.750%(a)	5,000,000	5,181,925
01/15/2025, 5.250%(a)	4,000,000	4,245,208
Liberty Mutual Group, Inc.
03/15/2037, 4.036%(a)(d)(h)	7,500,000	7,188,750
Manufacturers & Traders Trust Co.
07/25/2019, 2.250%(a)	4,000,000	4,031,736
02/06/2020, 2.100%(a)	4,000,000	4,003,900
Metropolitan Life Global Funding I
09/15/2021, 1.950%(a)(d)	6,000,000	5,871,348

Semi-Annual Report | April 30, 2017	21

Clough Global Opportunities Fund	Statement of Investments

April 30, 2017 (Unaudited)

Description and Maturity Date	Principal Amount	Value
CORPORATE BONDS (continued)
Microsoft Corp.
Series 30Y, 02/06/2047, 4.250%(a)	$4,700,000	$4,888,705
Morgan Stanley
06/16/2020, 2.800%(a)(b)	5,000,000	5,079,205
New York Life Global Funding
04/09/2020, 2.000%(a)(d)	4,000,000	4,001,180
NextEra Energy Capital Holdings, Inc.
09/15/2019, 2.700%(a)	2,000,000	2,029,972
Omega Healthcare Investors, Inc.
04/01/2027, 4.500%(a)(b)	4,000,000	3,968,680
People's United Financial, Inc.
12/06/2022, 3.650%(a)	5,110,000	5,236,912
Physicians Realty LP
03/15/2027, 4.300%(a)	6,800,000	6,817,048
PNC Bank National Association
07/29/2019, 1.450%	3,000,000	2,971,827
11/05/2020, 2.450%(a)(b)	4,000,000	4,032,548
Pricoa Global Funding I
05/16/2019, 2.200%(a)(d)	5,000,000	5,027,095
Royal Bank of Canada
04/15/2019, 1.625%	3,000,000	2,987,382
02/05/2020, 1.875%(a)	5,000,000	4,983,340
Scripps Networks Interactive, Inc.
11/15/2019, 2.750%(a)	4,000,000	4,048,824
06/15/2020, 2.800%(a)	4,000,000	4,046,492
The Toronto-Dominion Bank
12/14/2020, 2.500%	3,332,000	3,374,516
VF Corp.
09/01/2021, 3.500%	4,000,000	4,179,544
Wells Fargo & Co.
12/07/2020, 2.550%(a)	10,000,000	10,109,400
Wells Fargo Bank National Association
12/06/2019, 2.150%(a)	6,870,000	6,903,010
Welltower, Inc.
04/01/2019, 4.125%(a)	5,033,000	5,209,220
Western Digital Corp.
04/01/2023, 7.375%(a)(b)(d)	5,000,000	5,487,500

TOTAL CORPORATE BONDS (Cost $270,867,093)		272,154,819

ASSET/MORTGAGE BACKED SECURITIES 6.02%
Government National Mortgage Association - REMICS Series 2014-67, Class AE,
05/16/2039, 2.150%	8,457,367	8,526,064
Series 2012-83, Class A,
07/16/2041, 1.368%	3,936,054	3,826,442
Series 2014-172, Class AC,
09/16/2041, 1.900%	4,658,227	4,677,455
Series 2013-68, Class AC,
02/16/2046, 1.300%	3,680,171	3,514,667
Description and Maturity Date	Principal Amount	Value
ASSET/MORTGAGE BACKED SECURITIES (continued)
Series 2011-144, Class B,
04/16/2046, 3.291%	$218,205	$218,075
Series 2015-130, Class AB,
08/16/2047, 2.550%	3,191,839	3,204,881
Series 2014-166, Class PJ,
07/16/2051, 2.500%	4,357,352	4,378,149
Series 2012-111, Class A,
09/16/2052, 2.387%	2,905,497	2,906,174
Series 2017-29, Class A,
01/16/2058, 2.400%	4,490,487	4,439,089

TOTAL ASSET/MORTGAGE BACKED SECURITIES (Cost $36,208,258)		35,690,996

GOVERNMENT & AGENCY OBLIGATIONS 8.70%
U.S. Treasury Bonds
08/15/2026, 6.750%(a)	2,800,000	3,860,172
11/15/2026, 6.500%(a)	6,300,000	8,591,134
08/15/2029, 6.125%(a)	6,750,000	9,440,111
05/15/2030, 6.250%	4,000,000	5,723,672
11/15/2040, 4.250%	12,000,000	14,837,340
11/15/2045, 3.000%	4,000,000	4,029,688
U.S. Treasury Notes
08/15/2017, 4.750%	5,000,000	5,055,565

TOTAL GOVERNMENT & AGENCY OBLIGATIONS (Cost $52,263,759)		51,537,682

MUNICIPAL BONDS 1.19%
Florida State Board of Administration Finance Corp. Revenue Bonds, Series A
07/01/2021, 2.638%	7,000,000	7,061,110

TOTAL MUNICIPAL BONDS (Cost $7,059,430)		7,061,110

	Shares	Value
SHORT-TERM INVESTMENTS 1.01%
Money Market Fund 1.01%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.630% 7-day yield)	5,978,187	5,978,187

TOTAL SHORT-TERM INVESTMENTS (Cost $5,978,187)		5,978,187

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Clough Global Opportunities Fund	Statement of Investments

April 30, 2017 (Unaudited)

	Shares	Value
Total Investments - 141.17% (Cost $784,053,912)		$836,488,603

Liabilities in Excess of Other Assets - (41.17%)(j)		(243,949,566)

NET ASSETS - 100.00%		$592,539,037

SCHEDULE OF SECURITIES SOLD SHORT (c)	Shares	Value
COMMON STOCKS (6.93%)
Financials (1.86%)
Ally Financial, Inc.	(60,500)	(1,197,900)
American Express Co.	(77,400)	(6,133,950)
Deutsche Bank AG	(127,050)	(2,295,794)
Santander Consumer USA Holdings, Inc.	(111,304)	(1,418,013)
		(11,045,657)

Health Care (1.90%)
AmerisourceBergen Corp.	(45,200)	(3,708,660)
McKesson Corp.	(27,000)	(3,733,830)
Owens & Minor, Inc.	(110,300)	(3,821,895)
		(11,264,385)

Industrials (1.13%)
Caterpillar, Inc.	(28,300)	(2,893,958)
Deutsche Lufthansa AG	(218,773)	(3,774,822)
		(6,668,780)

Information Technology (2.04%)
Amkor Technology, Inc.	(246,700)	(2,906,126)
AU Optronics Corp. - Sponsored ADR	(311,700)	(1,259,268)
International Business Machines Corp.	(36,420)	(5,837,762)
Japan Display, Inc.	(932,200)	(2,107,328)
		(12,110,484)

TOTAL COMMON STOCKS (Proceeds $39,596,101)		(41,089,306)

EXCHANGE TRADED FUNDS (2.11%)
Health Care Select Sector SPDR® Fund	(44,300)	(3,344,650)
SPDR® S&P® Biotech ETF	(65,800)	(4,700,752)
SCHEDULE OF SECURITIES SOLD SHORT (c) (continued)	Shares	Value
United States Natural Gas Fund LP	(588,000)	$(4,451,160)

TOTAL EXCHANGE TRADED FUNDS (Proceeds $12,276,969)		(12,496,562)

TOTAL SECURITIES SOLD SHORT (Proceeds $51,873,070)		$(53,585,868)

Semi-Annual Report | April 30, 2017	23

Clough Global Opportunities Fund	Statement of Investments

April 30, 2017 (Unaudited)

(a)
Pledged security; a portion or all of the security is pledged as collateral for securities sold short or borrowings. As of April 30, 2017, the aggregate value of those securities was $598,309,050, representing 100.97% of net assets. (See Note 1 and Note 3)

(b)	Loaned security; a portion or all of the security is on loan as of April 30, 2017.
(c)	Non-income producing security.
(d)
Security exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of April 30, 2017, these securities had an aggregate value of $53,603,347 or 9.05% of net assets.

(e)
Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of April 30, 2017, these securities had a total value of $10,791,024 or 1.82% of net assets and have been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees. (See Note 1)

(f)
Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of April 30, 2017, these securities had an aggregate market value of $10,791,024 or 1.82% of total net assets.

(g)	Less than 0.005% or (0.005%) of net assets.
(h)	Floating or variable rate security - rate disclosed as of April 30, 2017.
(i)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(j)	Includes cash which is being held as collateral for total return swap contracts, securities sold short or futures contracts.

FUTURES CONTRACTS

Description	Position	Contracts	Expiration Date	Underlying Face Amount at Value	Unrealized Depreciation
Foreign Currency Contracts
Japanese Yen Currency Futures	Short	40	06/19/2017	$(4,497,000)	$(127,430)
				$(4,497,000)	$(127,430)

24	www.cloughglobal.com

Clough Global Opportunities Fund	Statement of Investments

April 30, 2017 (Unaudited)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Appreciation
Credit Suisse	Hero MotoCorp, Ltd.	$6,691,279	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$501,204
Morgan Stanley	Hero MotoCorp, Ltd.	2,789,428	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	28,003
Credit Suisse	Housing Development Finance Corp.	9,409,145	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	2,271,690
Morgan Stanley	Housing Development Finance Corp.	8,000,581	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	873,264
Credit Suisse	Indiabulls Housing Finance	4,891,873	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,350,837
Morgan Stanley	ITC, Ltd.	6,232,216	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	820,078
Credit Suisse	Larsen & Toubro, Ltd.	7,078,220	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	1,683,918
Morgan Stanley	Larsen & Toubro, Ltd.	2,267,287	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	376,671
Morgan Stanley	Mahindra & Mahindra, Ltd.	6,934,657	225 bps + 1D FEDEF	1 D FEDEF	07/12/2018	599,648
		$54,294,686				$8,505,313

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund	Floating Rate Index	Termination Date	Net Unrealized Depreciation
Credit Suisse	Mahindra & Mahindra, Ltd.	$3,470,932	75 bps + 1M LIBOR	1 M LIBOR	12/31/2020	$(136,729)
		$3,470,932				$(136,729)
		$57,765,618				$8,368,584

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2017	25

Clough Global Funds	Statement of Investments

April 30, 2017 (Unaudited)

For Fund compliance purposes, each Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by each Fund's management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to the Financial Statements.

26	www.cloughglobal.com

Clough Global Funds	Statements of Assets and Liabilities

April 30, 2017 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
ASSETS:

Investments, at value (Cost ‐ see below)*	$213,403,824	$336,772,919	$836,488,603
Cash	3,022,890	2,410,521	4,729,865
Variation margin receivable	1,300	2,438	6,500
Deposit with broker for futures contracts	26,364	49,432	131,820
Deposit with broker for securities sold short	15,276,132	26,005,156	59,486,253
Deposit with broker for total return swap contracts	3,540,000	7,070,000	15,740,000
Unrealized appreciation on total return swap contracts	2,246,533	3,610,835	8,505,313
Dividends receivable	75,963	117,178	206,811
Interest receivable	898,303	439,967	3,413,318
Receivable for investments sold	4,782,817	3,816,248	29,439,406
Total Assets	243,274,126	380,294,694	958,147,889

LIABILITIES:

Foreign currency due to custodian (Cost $–, $2,259 and $9,763)	–	2,295	9,804
Loan payable	72,000,000	113,000,000	292,000,000
Interest due on loan payable	14,962	23,482	60,678
Securities sold short (Proceeds $12,909,950, $22,629,777 and $51,873,070)	13,332,130	23,337,500	53,585,868
Payable for investments purchased	8,448,329	1,728,945	18,428,892
Unrealized depreciation on total return swap contracts	–	54,144	136,729
Payable for total return swap contracts payments	76,706	150,031	367,422
Interest payable ‐ margin account	2,220	3,531	9,238
Accrued investment advisory fee	134,179	275,573	764,918
Accrued administration fee	55,701	98,210	245,303
Other payables and accrued expenses	–	391	–
Total Liabilities	94,064,227	138,674,102	365,608,852
Net Assets	$149,209,899	$241,620,592	$592,539,037
Cost of Investments	$200,384,697	$309,165,298	$784,053,912

COMPOSITION OF NET ASSETS:

Paid‐in capital	$154,654,337	$247,719,598	$643,859,631
Overdistributed net investment loss	(5,210,579)	(13,125,932)	(31,381,918)
Accumulated net realized loss	(15,050,534)	(23,379,467)	(78,895,819)
Net unrealized appreciation	14,816,675	30,406,393	58,957,143
Net Assets	$149,209,899	$241,620,592	$592,539,037
Shares of common stock outstanding of no par value, unlimited shares authorized	10,379,906	17,641,105	51,559,059
Net asset value per share	$14.37	$13.70	$11.49

* Securities Loaned, at value	$66,000,260	$104,858,994	$263,821,951

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2017	27

Clough Global Funds	Statements of Operations

For the six months ended April 30, 2017 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
INVESTMENT INCOME:

Dividends (net of foreign withholding taxes of $6,876, $12,917 and $45,433)	$1,923,762	$2,994,855	$4,834,740
Interest on investment securities	1,167,883	433,295	4,053,864
Hypothecated securities income (See Note 6)	18,213	86,936	210,238
Total Income	3,109,858	3,515,086	9,098,842

EXPENSES:

Investment advisory fee	816,505	1,664,862	4,682,716
Administration fee	333,298	590,399	1,496,980
Interest on loan	630,473	989,474	2,556,813
Interest expense ‐ margin account	12,944	21,727	56,297
Trustees fee	75,134	75,134	75,134
Dividend expense ‐ short sales	14,998	23,717	60,504
Other expenses	275	666	275
Total Expenses	1,883,627	3,365,979	8,928,719
Net Investment Income	1,226,231	149,107	170,123

NET REALIZED GAIN/(LOSS) ON:
Investment securities	3,937,595	9,374,312	18,735,923
Futures contracts	348,923	753,766	1,916,041
Securities sold short	(2,843,461)	(5,038,616)	(11,594,664)
Total return swap contracts	(302,144)	(578,151)	(1,227,438)
Foreign currency transactions	19,708	6,937	82,047
Net realized gain	1,160,621	4,518,248	7,911,909
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investment securities	9,754,830	22,996,072	39,560,280
Futures contracts	(74,346)	(155,792)	(402,589)
Securities sold short	(1,840,903)	(3,125,349)	(7,518,867)
Total return swap contracts	2,244,052	3,652,645	8,610,689
Translation of assets and liabilities denominated in foreign currencies	5,406	8,486	21,630
Net unrealized appreciation	10,089,039	23,376,062	40,271,143
Net realized and unrealized gain	11,249,660	27,894,310	48,183,052
Net Increase in Net Assets Attributable to Common Shares from Operations	$12,475,891	$28,043,417	$48,353,175

See Notes to the Financial Statements.

28	www.cloughglobal.com

Clough Global Dividend and Income Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2017 (Unaudited)	For the Year Ended October 31, 2016(1)

COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$1,226,231	$(125,061)
Net realized gain/(loss)	1,160,621	(14,362,911)
Net change in unrealized appreciation/depreciation	10,089,039	9,597,736
Net Increase/(Decrease) in Net Assets From Operations	12,475,891	(4,890,236)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(6,429,859)	–
Net realized gains	–	(6,159,918)
Tax return of capital	–	(8,281,647)
Net Decrease in Net Assets from Distributions	(6,429,859)	(14,441,565)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	(155,239)	–
Net Decrease in Net Assets From Share Transactions	(155,239)	–

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	5,890,793	(19,331,801)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	143,319,106	162,650,907
End of year*	$149,209,899	$143,319,106
*Includes overdistributed net investment loss of:	$(5,210,579)	$(6,951)

(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2017	29

Clough Global Equity Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2017 (Unaudited)	For the Year Ended October 31, 2016
COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$149,107	$(4,017,280)
Net realized gain/(loss)	4,518,248	(25,483,445)
Net change in unrealized appreciation/depreciation	23,376,062	10,621,370
Net Increase/(Decrease) in Net Assets From Operations	28,043,417	(18,879,355)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(10,470,645)	–
Net realized gains	–	(15,868,789)
Tax return of capital	–	(7,640,117)
Net Decrease in Net Assets from Distributions	(10,470,645)	(23,508,906)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	(139,566)	–
Net Decrease in Net Assets From Share Transactions	(139,566)	–

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	17,433,206	(42,388,261)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	224,187,386	266,575,647
End of year*	$241,620,592	$224,187,386
*Includes overdistributed net investment loss of:	$(13,125,932)	$(2,804,394)

See Notes to the Financial Statements.

30	www.cloughglobal.com

Clough Global Opportunities Fund	Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2017 (Unaudited)	For the Year Ended October 31, 2016

COMMON SHAREHOLDERS OPERATIONS:

Net investment income/(loss)	$170,123	$(7,963,225)
Net realized gain/(loss)	7,911,909	(79,294,641)
Net change in unrealized appreciation/depreciation	40,271,143	51,323,517
Net Increase/(Decrease) in Net Assets From Operations	48,353,175	(35,934,349)

DISTRIBUTIONS TO COMMON SHAREHOLDERS:

Net investment income	(26,607,054)	–
Net realized gains	–	(9,287,743)
Tax return of capital	–	(50,435,017)
Net Decrease in Net Assets from Distributions	(26,607,054)	(59,722,760)

CAPITAL SHARE TRANSACTIONS
Repurchase of fund shares	(138,330)	–
Net Decrease in Net Assets From Share Transactions	(138,330)	–

Net Increase/(Decrease) in Net Assets Attributable to Common Shares	21,607,791	(95,657,109)

NET ASSETS ATTRIBUABLE TO COMMON SHARES:

Beginning of year	570,931,246	666,588,355
End of year*	$592,539,037	$570,931,246
*Includes overdistributed net investment loss of:	$(31,381,918)	$(4,944,987)

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2017	31

Clough Global Funds	Statements of Cash Flows

For the six months ended April 30, 2017 (Unaudited)

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets from operations	$12,475,891	$28,043,417	$48,353,175
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(192,790,270)	(297,036,769)	(866,690,976)
Proceeds from disposition of investment securities	197,554,764	286,832,527	865,823,492
Proceeds from securities sold short transactions	39,553,870	65,947,962	159,106,417
Cover securities sold short transactions	(62,754,554)	(103,762,150)	(254,655,116)
Net proceeds from/(purchases of) short‐term investment securities	(3,825,746)	14,251,056	3,674,464
Net realized gain from investment securities	(3,937,595)	(9,374,312)	(18,735,923)
Net realized loss on securities sold short	2,843,461	5,038,616	11,594,664
Net change in unrealized appreciation on investment securities	(9,754,830)	(22,996,072)	(39,560,280)
Net change in unrealized depreciation on securities sold short	1,840,903	3,125,349	7,518,867
Net change in unrealized appreciation on total return swap contracts	(2,244,052)	(3,652,645)	(8,610,689)
Net change in unrealized depreciation on translation of assets and liabilities denominated in foreign currencies	(10,898)	(17,088)	(43,636)
Net amortization/(accretion) of premiums/discounts	292,149	612,433	1,299,767
Decrease in deposits with broker for futures contracts	59,136	139,568	349,681
Decrease in deposits with broker for securities sold short	27,585,144	43,578,262	113,231,105
Decrease/(Increase) in deposits with brokers for total return swap contracts	240,000	(140,000)	(160,000)
Decrease in dividends receivable	59,153	63,690	236,818
Decrease in interest receivable	72,103	348,146	100,746
Decrease in variation margin receivable	2,975	7,012	17,575
Decrease in interest due on loan payable	(537)	(2,108)	(3,570)
Increase in payable for total return swap contracts payments	68,875	129,410	315,260
Decrease in interest payable ‐ margin account	(6,914)	(11,296)	(28,488)
Decrease in accrued investment advisory fee	(33,581)	(71,461)	(210,672)
Decrease in accrued administration fee	(12,341)	(26,132)	(66,839)
Increase in other payables and accrued expenses	–	391	–
Net cash provided by operating activities	7,277,106	11,027,806	22,855,842

CASH FLOWS FROM FINANCING ACTIVITIES:
Repurchase of fund shares	(155,239)	(139,566)	(138,330)
Cash distributions paid	(6,429,859)	(10,470,645)	(26,607,054)
Net cash used in financing activities	(6,585,098)	(10,610,211)	(26,745,384)

Effect of exchange rates on cash	10,898	17,088	43,636

Net Change in Cash and Foreign Rates on Cash and Foreign Currency	702,906	434,683	(3,845,906)

Cash and foreign currency, beginning of year	$2,317,700	$1,969,868	$8,556,679
Cash and foreign currency, end of year	$3,020,606	$2,404,551	$4,710,773

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the year for interest from loan payable:	$631,010	$991,582	$2,560,383

See Notes to the Financial Statements.

32	www.cloughglobal.com

Clough Global Dividend and Income Fund	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Year Ended October 31, 2016(1)	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(2)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value ‐ beginning of period	$13.79		$15.65	$16.96	$17.51		$17.38	$16.30	$18.35
Income from investment operations:
Net investment income/(loss)*	0.12		(0.01)	(0.27)	(0.12)		(0.26)	(0.01)	0.26
Net realized and unrealized gain/(loss) on investments	1.08		(0.46)	0.38	0.31		1.90	2.29	(1.11)
Total Income/(Loss) from Investment Operations	1.20		(0.47)	0.11	0.19		1.64	2.28	(0.85)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.62)		–	(0.07)	(0.14)		(0.24)	(0.90)	(1.20)
Net realized gains	–		(0.59)	(1.34)	(0.60)		(1.27)	(0.30)	–
Tax return of capital	–		(0.80)	–	–		–	–	–
Total Distributions to Common Shareholders	(0.62)		(1.39)	(1.41)	(0.74)		(1.51)	(1.20)	(1.20)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	–		–	(0.01)	–		–	–	–
Total Capital Share Transactions	–		–	(0.01)	–		–	–	–
Net asset value ‐ end of period	$14.37		$13.79	$15.65	$16.96		$17.51	$17.38	$16.30
Market price ‐ end of period	$13.79		$11.62	$13.60	$14.60		$15.18	$15.07	$13.94

Total Investment Return ‐ Net Asset Value:(3)	9.36%		(1.14)%	1.61%	1.68%		11.14%	16.19%	(3.48)%
Total Investment Return ‐ Market Price:(3)	24.55%		(4.14)%	2.57%	0.97%		11.12%	17.81%	(6.73)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$149,210		$143,319	$162,651	$176,968		$182,737	$181,309	$170,120
Ratios to average net assets attributable to common shareholders:
Total expenses	2.59	%(4)	3.65%	3.95%	3.25	%(4)	3.34%	3.24%	3.05%
Total expenses excluding interest expense and dividends on short sales expense	1.68	%(4)	2.09%	2.17%	2.00	%(4)	1.94%	1.93%	1.80%
Net investment income/(loss)	1.69	%(4)	(0.08)%	(1.58)%	(1.15	)%(4)	(1.47)%	(0.04)%	1.61%
Portfolio turnover rate(5)	95%		205%	172%	110%		179%	250%	192%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$72,000		$72,000	$93,300	$93,300		$93,300	$89,800	$89,800
Asset Coverage Per $1,000 (000s)	$3,072		$2,991	$2,743	$2,897		$2,959	$3,019	$2,894

*	Based on average shares outstanding.
(1)	Effective July 31, 2016, the Clough Global Allocation Fund name changed to Clough Global Dividend and Income Fund.
(2)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).
(3)
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results.  Total returns for the period indicated are not annualized.

(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2017	33

Clough Global Equity Fund	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value ‐ beginning of period	$12.70		$15.10		$16.47	$17.15		$16.63	$15.53	$17.62
Income from investment operations:
Net investment income/(loss)*	0.01		(0.23)		(0.45)	(0.17)		(0.33)	(0.06)	0.21
Net realized and unrealized gain/(loss) on investments	1.58		(0.84)		0.46	0.23		2.33	2.32	(1.14)
Total Income/(Loss) from Investment Operations	1.59		(1.07)		0.01	0.06		2.00	2.26	(0.93)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.59)		–		(0.04)	(0.08)		(0.38)	(0.87)	(1.14)
Net realized gains	–		(0.90)		(1.32)	(0.66)		(1.10)	(0.29)	–
Tax return of capital	–		(0.43)		–	–		–	–	(0.02)
Total Distributions to Common Shareholders	(0.59)		(1.33)		(1.36)	(0.74)		(1.48)	(1.16)	(1.16)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	–		–		(0.02)	–		–	–	–
Total Capital Share Transactions	–		–		(0.02)	–		–	–	–
Net asset value ‐ end of period	$13.70		$12.70		$15.10	$16.47		$17.15	$16.63	$15.53
Market price ‐ end of period	$12.86		$10.69		$12.92	$14.34		$15.42	$14.70	$13.09

Total Investment Return ‐ Net Asset Value:(2)	13.38%		(5.36	)%(3)	0.76%	0.86%		13.57%	16.90%	(4.08)%
Total Investment Return ‐ Market Price:(2)	26.43%		(6.90)%		(0.98)%	(2.33)%		15.52%	22.60%	(7.32)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$241,621		$224,187		$266,576	$293,829		$305,958	$296,710	$277,061
Ratios to average net assets attributable to common shareholders:
Total expenses	2.88	%(4)	4.21%		4.56%	3.68	%(4)	3.76%	3.67%	3.43%
Total expenses excluding interest expense and dividends on short sales expense	2.00	%(4)	2.59%		2.77%	2.42	%(4)	2.36%	2.35%	2.18%
Net investment income/(loss)	0.13	%(4)	(1.70)%		(2.73)%	(1.68	)%(4)	(1.95)%	(0.37)%	1.34%
Portfolio turnover rate(5)	93%		182%		154%	102%		166%	250%	183%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$113,000		$113,000		$156,000	$156,000		$156,000	$147,000	$147,000
Asset Coverage Per $1,000 (000s)	$3,138		$2,984		$2,709	$2,884		$2,961	$3,018	$2,885

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).
(2)
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results.  Total returns for the period indicated are not annualized.

(3)	In 2016, 0.07% of the Funds's total return consists of a reimbursement by the Adviser for a realized investment loss. Excluding this item, total return would have been (5.43)%.
(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

34	www.cloughglobal.com

Clough Global Opportunities Fund	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six Months Ended April 30, 2017 (Unaudited)		For the Year Ended October 31, 2016	For the Year Ended October 31, 2015	For the Period Ended October 31, 2014(1)		For the Year Ended March 31, 2014	For the Year Ended March 31, 2013	For the Year Ended March 31, 2012
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value ‐ beginning of period	$11.07		$12.92	$14.11	$14.67		$14.64	$13.84	$15.72
Income from investment operations:
Net investment income/(loss)*	0.00	(2)	(0.15)	(0.35)	(0.15)		(0.32)	(0.09)	0.14
Net realized and unrealized gain/(loss) on investments	0.94		(0.54)	0.36	0.26		1.72	1.97	(0.94)
Total Income/(Loss) from Investment Operations	0.94		(0.69)	0.01	0.11		1.40	1.88	(0.80)

DISTRIBUTIONS TO COMMON SHAREHOLDERS FROM:
Net investment income	(0.52)		–	–	–		(0.11)	(1.08)	(1.05)
Net realized gains	–		(0.18)	(1.19)	(0.67)		(1.26)	–	–
Tax return of capital	–		(0.98)	–	–		–	–	(0.03)
Total Distributions to Common Shareholders	(0.52)		(1.16)	(1.19)	(0.67)		(1.37)	(1.08)	(1.08)

CAPITAL SHARE TRANSACTIONS:
Dilutive impact of capital share transactions*	–		–	(0.01)	–		–	–	–
Total Capital Share Transactions	–		–	(0.01)	–		–	–	–
Net asset value ‐ end of period	$11.49		$11.07	$12.92	$14.11		$14.67	$14.64	$13.84
Market price ‐ end of period	$10.65		$9.04	$11.25	$12.18		$12.75	$12.87	$11.78

Total Investment Return ‐ Net Asset Value:(3)	9.41%		(3.48)%	1.13%	1.39%		11.26%	15.87%	(3.88)%
Total Investment Return ‐ Market Price:(3)	24.19%		(9.49)%	1.93%	0.70%		9.99%	19.67%	(7.14)%

RATIOS AND SUPPLEMENTAL DATA:
Net assets attributable to common shares, end of period (000s)	$592,539		$570,931	$666,588	$729,855		$759,084	$757,452	$716,213
Ratios to average net assets attributable to common shareholders:
Total expenses	3.10	%(4)	4.32%	4.62%	3.86	%(4)	3.97%	3.86%	3.61%
Total expenses excluding interest expense and dividends on short sales expense	2.17	%(4)	2.73%	2.82%	2.60	%(4)	2.55%	2.52%	2.35%
Net investment income/(loss)	0.06	%(4)	(1.33)%	(2.47)%	(1.76	)%(4)	(2.15)%	(0.64)%	1.04%
Portfolio turnover rate(5)	105%		191%	176%	111%		178%	241%	193%

Borrowings at End of Period
Aggregate Amount Outstanding (000s)	$292,000		$292,000	$388,900	$388,900		$388,900	$388,900	$388,900
Asset Coverage Per $1,000 (000s)	$3,029		$2,955	$2,714	$2,877		$2,952	$2,948	$2,842

*	Based on average shares outstanding.
(1)	The Board announced, on September 12, 2014, approval to change the fiscal year-end of the Fund from March 31 to October 31 (See Note 1).
(2)	Less than $0.005 per share.
(3)
Total investment return is calculated assuming a purchase of a common share at the opening on the first day and a sale at the closing on the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at price obtained under the Fund's dividend reinvestment plan. Total investment returns do not reflect brokerage commissions on the purchase or sale of the Fund's common shares. Past performance is not a guarantee of future results.  Total returns for the period indicated are not annualized.

(4)	Annualized.
(5)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to the Financial Statements.

Semi-Annual Report | April 30, 2017	35

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund (prior to July 31, 2016 known as Clough Global Allocation Fund), Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed‐end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004,  January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non‐diversified investment companies. As a result of ongoing operations, each of the Funds became  a diversified company. The Funds may not resume operating in a non‐diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest.  The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE MKT and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively. The Board of each Fund announced, on September 12, 2014, that it had approved a change to the Funds' fiscal year‐end from March 31 to October 31.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”)  946 – Investment Companies.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”)  is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including futures contracts, preferred stocks, exchange traded funds, closed‐end funds and participation notes held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over‐the‐counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded.  In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board‐appointed fair valuation committee. Debt securities for which the over‐the‐counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short‐term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional‐size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over‐the‐counter options are valued at the mean between bid and asked prices provided by dealers. Exchange‐traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent.  If a total return swap price cannot be obtained  from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three‐tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions  about  the  assumptions  market  participants  would  use  in  pricing  the  asset  or  liability  that  are  developed  based  on  the  best  information available.

36	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2 –
Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –
Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of April 30, 2017, in valuing each Fund’s investments carried at value.  The Funds recognize transfers between the levels as of the end of the period in which the transfer occurred.  There were no transfers between Levels during the six months ended April 30, 2017.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$14,876,880	$–	$–	$14,876,880
Consumer Staples	1,685,528	–	–	1,685,528
Energy	–	1,323,337	–	1,323,337
Financials	34,069,523	–	–	34,069,523
Health Care	9,736,373	–	–	9,736,373
Industrials	1,198,272	–	–	1,198,272
Information Technology	28,796,933	–	–	28,796,933
Materials	1,296,978	–	–	1,296,978
Closed‐End Funds	4,786,118	–	–	4,786,118
Participation Notes	–	1,044,101	–	1,044,101
Preferred Stocks	4,015,526	–	–	4,015,526
Warrants	591	–	–	591
Corporate Bonds	–	79,799,229	–	79,799,229
Asset/Mortgage Backed Securities	–	10,814,798	–	10,814,798
Government & Agency Obligations	–	11,227,055	–	11,227,055
Municipal Bonds	–	2,017,460	–	2,017,460
Short‐Term Investments
Money Market Fund	6,715,122	–	–	6,715,122
TOTAL	$107,177,844	$106,225,980	$–	$213,403,824
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$2,246,533	$–	$2,246,533

Liabilities
Securities Sold Short
Common Stocks	(10,208,566)	–	–	(10,208,566)
Exchange Traded Funds	(3,123,564)	–	–	(3,123,564)
Futures Contracts**	(25,486)	–	–	(25,486)
TOTAL	$(13,357,616)	$2,246,533	$–	$(11,111,083)

Semi-Annual Report | April 30, 2017	37

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$37,802,319	$–	$–	$37,802,319
Consumer Staples	2,716,126	–	–	2,716,126
Energy	2,952,732	2,203,200	–	5,155,932
Financials	70,913,075	–	–	70,913,075
Health Care	44,899,909	1,185,733	937,021	47,022,663
Industrials	1,909,746	–	–	1,909,746
Information Technology	80,994,298	–	–	80,994,298
Materials	2,116,856	–	–	2,116,856
Utilities	16,093,787	–	–	16,093,787
Closed‐End Funds	1,584,310	–	–	1,584,310
Participation Notes	–	1,746,982	–	1,746,982
Preferred Stocks	8,372,865	–	–	8,372,865
Warrants	989	–	–	989
Corporate Bonds	–	1,987,875	–	1,987,875
Asset/Mortgage Backed Securities	–	1,414,971	–	1,414,971
Government & Agency Obligations	–	32,724,806	–	32,724,806
Short‐Term Investments
Money Market Fund	24,215,319	–	–	24,215,319
TOTAL	$294,572,331	$41,263,567	$937,021	$336,772,919
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$3,610,835	$–	$3,610,835

Liabilities
Securities Sold Short
Common Stocks	(18,367,492)	–	–	(18,367,492)
Exchange Traded Funds	(4,970,008)	–	–	(4,970,008)
Futures Contracts**	(47,786)	–	–	(47,786)
Total Return Swap Contracts	–	(54,144)	–	(54,144)
TOTAL	$(23,385,286)	$3,556,691	$–	$(19,828,595)

38	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$71,563,165	$–	$–	$71,563,165
Consumer Staples	6,752,084	–	–	6,752,084
Energy	3,321,287	5,427,000	–	8,748,287
Financials	110,603,160	–	–	110,603,160
Health Care	81,833,279	3,031,432	2,332,592	87,197,303
Industrials	4,793,088	–	–	4,793,088
Information Technology	156,802,514	–	–	156,802,514
Materials	5,257,060	–	–	5,257,060
Participation Notes	–	4,316,620	–	4,316,620
Preferred Stocks	8,030,067	–	–	8,030,067
Warrants	2,461	–	–	2,461
Corporate Bonds	–	272,154,819	–	272,154,819
Asset/Mortgage Backed Securities	–	35,690,996	–	35,690,996
Government & Agency Obligations	–	51,537,682	–	51,537,682
Municipal Bonds	–	7,061,110	–	7,061,110
Short‐Term Investments
Money Market Fund	5,978,187	–	–	5,978,187
TOTAL	$454,936,352	$379,219,659	$2,332,592	$836,488,603
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Total Return Swap Contracts**	$–	$8,505,313	$–	$8,505,313

Liabilities
Securities Sold Short
Common Stocks	(41,089,306)	–	–	(41,089,306)
Exchange Traded Funds	(12,496,562)	–	–	(12,496,562)
Futures Contracts**	(127,430)	–	–	(127,430)
Total Return Swap Contracts	–	(136,729)	–	(136,729)
TOTAL	$(53,713,298)	$8,368,584	$–	$(45,344,714)

*	For detailed sector descriptions, see the accompanying Statement of Investments.
**	Swap contracts and futures contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

Semi-Annual Report | April 30, 2017	39

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2016	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2017	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at April 30, 2017
Common Stocks	$–	$–	$–	$937,021	$–	$–	$–	$937,021	$–
Total	$–	$–	$–	$937,021	$–	$–	$–	$937,021	$–

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2016	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of April 30, 2017	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at April 30, 2017
Common Stocks	$–	$–	$–	$2,332,592	$–	$–	$–	$2,332,592	$–
Total	$–	$–	$–	$2,332,592	$–	$–	$–	$2,332,592	$–

As of April 30, 2017, no other Funds, except above, had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at April 30, 2017:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input	Range
Clough Global Equity Fund	Health Care	$937,021	Recent Financings	Transaction price	n/a
Clough Global Opportunities Fund	Health Care	$2,332,592	Recent Financings	Transaction price	n/a

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effect of changes in foreign currency exchange rates on investments is reported with investment securities realized and unrealized gains and losses in the Funds’ Statements of Operations.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by a Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency spot contracts are reported in the Funds’ Statements of Assets and Liabilities as a receivable for investments sold or a payable for investments purchased and in the Funds’ Statements of Operations with the change in unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies. These spot  contracts are used by the broker to settle investments denominated in  foreign currencies.

40	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

A Fund may realize a gain or loss upon the closing or settlement of the foreign transactions, excluding investment securities. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statements of Operations.

Exchange Traded Funds: Each Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the  individual  shares  on  a secondary  market.  Although  similar  diversification  benefits  may  be achieved  through  an  investment  in  another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker‐dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each  Fund's  obligation  to  replace  the  borrowed  security  will  be  secured  by  collateral  deposited  with  the  broker‐dealer,  usually  cash,  U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest  incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against‐the‐box). In a short sale against‐the‐box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against‐the‐box by delivering newly acquired stock. Since the Funds intend to hold securities sold short for the short term, these securities are excluded from the purchases and sales of investment securities in Note 4 and the Fund’s Portfolio Turnover in the Financial Highlights.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so,  the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make  direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those  derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Semi-Annual Report | April 30, 2017	41

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives  contract due to financial difficulties, each Fund  may  experience  significant  delays  in  obtaining  any  recovery  under  the  derivatives  contract  in  a  bankruptcy  or  other  reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options. The interest incurred on the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable by the Funds are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

There was no written option or purchased option activity for the six months ended April 30, 2017.

Futures Contracts: Each Fund may enter into futures contracts.  A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable  for the change in value (“variation margin”) is recorded by the Fund.  Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for futures contracts which is held with one counterparty. Management has reviewed the futures agreement under which the futures contracts are traded and has  determined  that  the  Funds  do  not  have  the  right  to  set‐off,  and  therefore  the  futures  contracts  are  not  subject  to  enforceable  netting arrangements.

42	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

The Funds enter into such transactions for hedging and other appropriate risk‐management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange‐traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange‐traded and the exchange’s clearinghouse, as counterparty to all exchange‐traded futures contracts, guarantees the futures contracts against default.

During the six months ended April 30, 2017, the Funds invested in futures contracts.

Swaps: During the year each Fund engaged in total return swaps. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments  in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between  a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for total return swap contracts which is held with one counterparty.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties.  The ISDA Master Agreements  maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements.

During the six months ended April 30, 2017, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights:  Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange‐traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. During the period each Fund invested in warrants. Each Fund held no rights at the end of the period.

Semi-Annual Report | April 30, 2017	43

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

The effect of derivatives instruments on each Fund’s Statement of Assets and Liabilities as of April 30, 2017:

	Asset Derivatives
Risk Exposure	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$2,246,533
Equity Contracts (Warrants)	Investments, at value	591
		$2,247,124
Clough Global Equity Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$3,610,835
Equity Contracts (Warrants)	Investments, at value	989
		$3,611,824
Clough Global Opportunities Fund
Equity Contracts (Total Return Swap Contracts)	Unrealized appreciation on total return swap contracts	$8,505,313
Equity Contracts (Warrants)	Investments, at value	2,461
		$8,507,774

	Liability Derivatives
	Statements of Assets and Liabilities Location	Fair Value
Clough Global Dividend and Income Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin receivable	$25,486	(a)
Total		$25,486
Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin receivable	$47,786	(a)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	54,144
Total		$101,930
Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Variation margin receivable	$127,430	(a)
Equity Contracts (Total Return Swap Contracts)	Unrealized depreciation on total return swap contracts	136,729
Total		$264,159

(a)
Includes cumulative depreciation of futures contracts as reported in the Statement of Investments. Only the current day's net variation margin is reported within the Statements of Assets and Liabilities.

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Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)
The effect of derivatives instruments on each Fund’s Statement of Operations for the six months ended April 30, 2017:

Risk Exposure	Statements of Operations Location	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in Income
Clough Global Dividend and Income Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/depreciation on futures contracts	$348,923	$(74,346)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/depreciation on total return swap contracts	(302,144)	2,244,052
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/depreciation on investment securities	–	(1,163)
Total		$46,779	$2,168,543

Clough Global Equity Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/depreciation on futures contracts	$753,766	$(155,792)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/depreciation on total return swap contracts	(578,151)	3,652,645
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/depreciation on investment securities	–	(1,947)
Total		$175,615	$3,494,906

Clough Global Opportunities Fund
Foreign Currency Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/depreciation on futures contracts	$1,916,041	$(402,589)
Equity Contracts (Total Return Swap Contracts)	Net realized gain/(loss) on total return swap contracts/Net change in unrealized appreciation/depreciation on total return swap contracts	(1,227,438)	8,610,689
Equity Contracts (Warrants)	Net realized gain/(loss) on investment securities/ Net change in unrealized appreciation/depreciation on investment securities	–	(4,849)
Total		$688,603	$8,203,251

Semi-Annual Report | April 30, 2017	45

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

The average total return swap contracts notional amount during the six months ended April 30, 2017, is noted below for each of the Funds.

Fund	Average Total Return Swap Contracts Notional Amount
Clough Global Dividend and Income Fund	$8,028,521
Clough Global Equity Fund	15,443,963
Clough Global Opportunities Fund	37,255,191

The average warrant value during the six months ended April 30, 2017, is noted below for each of the Funds.

Fund	Average Warrant Market Value
Clough Global Dividend and Income Fund	$521
Clough Global Equity Fund	873
Clough Global Opportunities Fund	2,173

The average futures contracts notional amount during the six months ended April 30, 2017, is noted below for each of the Funds.

Fund	Average Futures Contracts Notional Amount
Clough Global Dividend and Income Fund	$(3,767,921)
Clough Global Equity Fund	(6,393,805)
Clough Global Opportunities Fund	(16,366,037)

Certain derivative contracts are executed under either standardized netting agreements or, for exchange‐traded derivatives, the relevant contracts for a particular exchange which contain enforceable netting provisions. A derivative netting arrangement creates an enforceable right of set‐off that becomes effective, and affects the realization of settlement on individual assets, liabilities and collateral amounts, only following a specified event of default or early termination. Default events may include the failure to make payments or deliver securities timely, material adverse changes in financial condition or insolvency, the breach of minimum regulatory capital requirements, or loss of license, charter or other legal authorization necessary  to perform under the contract.

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Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

The following tables present derivative financial instruments that are subject to enforceable netting arrangements as of April 30, 2017.

Offsetting of Derivatives Assets

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Received(a)	Net Amount
Clough Global Dividend and Income Fund

Total Return Swap Contracts	$2,246,533	$–	$2,246,533	$(2,246,533)	$–	$–
Total	$2,246,533	$–	$2,246,533	$(2,246,533)	$–	$–

Clough Global Equity Fund
Total Return Swap Contracts	$3,610,835	$–	$3,610,835	$(3,610,835)	$–	$–
Total	$3,610,835	$–	$3,610,835	$(3,610,835)	$–	$–

Clough Global Opportunities Fund
Total Return Swap Contracts	$8,505,313	$–	$8,505,313	$(8,505,313)	$–	$–
Total	$8,505,313	$–	$8,505,313	$(8,505,313)	$–	$–

Offsetting of Derivatives Liabilities

				Gross Amounts Not Offset in the Statements of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts Presented in the Statements of Assets and Liabilities	Financial Instruments(a)	Cash Collateral Pledged(a)	Net Amount
Clough Global Dividend and Income Fund
Total Return Swap Contracts		$–	$–	$–	$–	$–
Total		$–	$–	$–	$–	$–

Clough Global Equity Fund
Total Return Swap Contracts	$54,144	$–	$54,144	$(54,144)	$–	$–
Total	$54,144	$–	$54,144	$(54,144)	$–	$–

Clough Global Opportunities Fund
Total Return Swap Contracts	$136,729	$–	$136,729	$(136,729)	$–	$–
Total	$136,729	$–	$136,729	$(136,729)	$–	$–

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged, which is disclosed in the Statement of Investments.

Semi-Annual Report | April 30, 2017	47

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

Restricted and Illiquid Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 5% of its value) in restricted securities and other investments which are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

The Funds may invest in securities for which there is no readily available trading market or which are otherwise illiquid. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities  may, however, be treated as liquid by Clough  pursuant  to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security.

The restricted securities held at April 30, 2017 are identified below and are also presented in the Funds' Statement of Investments:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Fair Value
Clough Global Dividend and Income Fund	Fairway Energy LP	0.89%	6/30/2015	130,700	$1,307,000	$1,323,337
Total		0.89%			$1,307,000	$1,323,337

Clough Global Equity Fund	CRISPR Therapeutics AG – Series B	0.49%	6/14/2016	69,667	$935,902	$1,185,733
	Fairway Energy LP	0.99%	6/30/2015	217,600	2,176,000	2,203,200
	Sienna Biopharmaceuticals ‐ Series B	0.39%	4/12/2017	449,497	937,021	937,021
Total		1.87%			$4,048,923	$4,325,954

Clough Global Opportunities Fund	CRISPR Therapeutics AG – Series B	0.51%	6/14/2016	178,110	$2,392,730	$3,031,432
	Fairway Energy LP	0.92%	6/30/2015	536,000	5,360,000	5,427,000
	Sienna Biopharmaceuticals ‐ Series B	0.39%	4/12/2017	1,118,964	2,332,592	2,332,592
Total		1.82%			$10,085,322	$10,791,024

Income Taxes: Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.  As of and during the six months ended April 30, 2017, the Funds did not have a liability for any unrecognized tax benefits.  The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Distributions to Shareholders: Each Fund intends to make a level dividend distribution each month to Common Shareholders after payment of interest on any outstanding borrowings. The level dividend rate may be modified by the Board from time to time. Any net capital gains earned by a Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by each Fund on the ex‐dividend date. Each Fund has received approval from the Securities and Exchange Commission (the “Commission”) for exemption from Section 19(b) of the 1940 Act, and Rule 19b‐1 there under permitting each Fund to make periodic distributions of long‐term capital gains, provided that the distribution policy of a Fund with respect to its Common Shares calls for periodic (e.g. quarterly/monthly) distributions in an amount equal to a fixed percentage of each Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distributions or pay‐out of a level dollar amount.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income and Dividend expense‐short sales are recorded on the ex‐dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as a Fund is informed of the dividend if such information is obtained subsequent to the ex‐dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes  on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statements of Operations.  Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the identified cost basis for both financial reporting and income tax purposes.

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Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may cause the securities held by the Funds to be subject to larger short-term declines in value.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

2.  TAXES

Classification of Distributions: Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The tax character of the distributions paid by the Funds during the year ended October 31, 2016, were as follows:

	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Clough Global Dividend and Income Fund
October 31, 2016	$–	$6,159,918	$8,281,647	$14,441,565
Clough Global Equity Fund
October 31, 2016	$–	$15,868,789	$7,640,117	$23,508,906
Clough Global Opportunities Fund
October 31, 2016	$–	$9,287,743	$50,435,017	$59,722,760

Semi-Annual Report | April 30, 2017	49

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

Tax Basis of Investments: Net unrealized appreciation/(depreciation) of investments based on federal tax cost as of April 30, 2017, were as follows:

	Clough Global Dividend and Income Fund	Clough Global Equity Fund	Clough Global Opportunities Fund
Gross appreciation (excess of value over tax cost)	$27,401,658	$55,037,985	$114,786,702
Gross depreciation (excess of tax cost over value)	(15,721,967)	(29,467,836)	(68,334,233)
Net unrealized appreciation	$11,679,691	$25,570,149	$46,452,469
Cost of investments for income tax purposes	$201,724,133	$311,202,770	$790,036,134

The difference between book and tax basis unrealized depreciation is attributable primarily to wash sales and tax treatment of certain other investments.

3.  CAPITAL TRANSACTIONS

Common Shares: There are an unlimited number of no par value common shares of beneficial interest authorized for each Fund.

The Board of each Fund announced, on April 20, 2015, that it had approved a share repurchase program in accordance with Section 23(c) of the 1940 Act. Under the share repurchase program, each Fund may purchase up to 5% of its outstanding common shares as of April 9, 2015, in the open market, through the Funds’ fiscal year end of October 31, 2015. The Board of Trustees of each Fund approved, in October 2015, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2016.  The Board of each Fund approved, in December 2016, to extend the share repurchase program through the Funds’ fiscal year end of October 31, 2017. In April 2017, the Board temporarily suspended the share repurchase program in light of prevailing discount rates.

Transactions in common shares were as follows:

	Clough Global Dividend and Income Fund
	For the Six Months Ended April 30, 2017	For the Year Ended October 31, 2016(1)
Common Shares Outstanding - beginning of period	10,392,606	10,392,606
Repurchase of Fund Shares	(12,700)	–
Common Shares Outstanding - end of period	10,379,906	10,392,606

Transactions in common shares were as follows:
	Clough Global Equity Fund
	For the Six Months Ended April 30, 2017	For the Year Ended October 31, 2016
Common Shares Outstanding - beginning of period	17,653,305	17,653,305
Repurchase of Fund Shares	(12,200)	–
Common Shares Outstanding - end of period	17,641,105	17,653,305

Transactions in common shares were as follows:
	Clough Global Opportunities Fund
	For the Six Months Ended April 30, 2017	For the Year Ended October 31, 2016
Common Shares Outstanding - beginning of period	51,574,059	51,574,059
Repurchase of Fund Shares	(15,000)	–
Common Shares Outstanding - end of period	51,559,059	51,574,059

(a)	These amounts are limited to the derivative asset/liability balance and, accordingly, do not include excess collateral received/pledged, which is disclosed in the Statement of Investments.

50	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

There were no shares repurchased during the year ended October 31, 2016. During the six months ended April 30, 2017, 12,700, 12,200 and 15,000 shares of common stock were repurchased at a total purchase price of $155,239, $139,566 and $138,030 for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively.  These transactions reflect a weighted average discount from net asset value per share of 10.50%, 10.40% and 16.16% for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively.

4.  PORTFOLIO SECURITIES

Purchases and sales of investment securities, excluding securities sold short intended to be held for less than one year and short-term securities, for the six months ended April 30, 2017, are listed in the table below.

Fund	Cost of Investments Purchased	Proceeds From Investments Sold	Purchases of Long-Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
Clough Global Dividend and Income Fund	$175,226,583	$155,427,073	$14,922,019	$38,349,539
Clough Global Equity Fund	277,937,358	240,739,763	1,977,070	32,600,477
Clough Global Opportunities Fund	773,234,402	675,447,782	64,269,196	177,509,160

5.  INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS

Clough serves as each Fund’s investment adviser pursuant to an Investment Advisory Agreement (each an “Advisory Agreement” and collectively, the “Advisory Agreements”) with each Fund. As compensation for its services to the Fund, Clough receives an annual investment advisory fee of 0.70%, 0.90% and 1.00% based on Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s, respectively, average daily total assets, computed daily and payable monthly. ALPS Fund Services, Inc. (“ALPS”) serves as each Fund’s administrator pursuant to an Administration, Bookkeeping and Pricing Services Agreement with each Fund. As compensation for its services to each Fund, ALPS receives an annual administration fee based on each Fund’s average daily total assets, computed daily and payable monthly. ALPS will pay all expenses incurred by each Fund, with the exception of advisory fees, trustees’ fees, portfolio transaction expenses, litigation expenses, taxes, expenses of conducting repurchase offers for the purpose of repurchasing fund shares, costs of preferred shares, and extraordinary expenses.

Both Clough and ALPS are considered to be “affiliates” of the Funds as defined in the 1940 Act.

6.  COMMITTED FACILITY AGREEMENT AND LENDING AGREEMENT

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund is currently borrowing the maximum commitment covered by the agreement. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by a Fund’s custodian in a separate account (the “pledged collateral”) valued at $139,281,068, $202,288,319 and $577,872,540 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Agreement was amended on October 31, 2016, to decrease the Maximum Commitment Financing, effective October 28, 2016, to $72,000,000, $113,000,000 and $292,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. Prior to October 28, 2016 the Maximum Commitment Financing was $93,300,000, $156,000,000 and $388,900,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively.  For the six months ended April 30, 2017, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $72,000,000, $113,000,000 and $292,000,000, respectively, and the average interest rate for the borrowings was 1.74%. As of April 30, 2017, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $72,000,000, $113,000,000 and $292,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on April 30, 2017, was 1.87%.

Semi-Annual Report | April 30, 2017	51

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re-register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the year in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings.  Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured.  Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings.  As of April 30, 2017, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $66,000,260, $104,858,994 and $263,821,951, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the six months ended April 30, 2017.

Each Fund receives income from BNP based on the value of the Lent Securities. This income is recorded as Hypothecated securities income on the Statements of Operations. The interest incurred on borrowed amounts is recorded as Interest on loan in the Statements of Operations, a part of Total Expenses.

7.  OTHER

The Independent Trustees of each Fund receive from each Fund a quarterly retainer of $3,500 and an additional $1,500 for each board meeting attended. The Chairman of the Board of each Fund receives a quarterly retainer from each Fund of $4,200 and an additional $1,800 for each board meeting attended. The Chairman of the Audit Committee of each Fund receives a quarterly retainer from each Fund of $3,850 and an additional $1,650 for each board meeting attended.

Effective November 1, 2015, the Independent Trustees determined to change the additional per-meeting fees for each special telephonic board meeting attended to the following: (i) $500 for each Independent Trustee; (ii) $600 for the Chairman of the Board; and (iii) $550 for the Chairman of the Audit Committee. The Independent Trustees will continue to not receive any additional fees for in-person or telephonic committee meetings.

52	www.cloughglobal.com

Clough Global Funds	Notes to Financial Statements

April 30, 2017 (Unaudited)

8.  RECENT ACCOUNTING PRONOUNCEMENT

In December 2016, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (“ASU”) 2016-19, “Technical Corrections and Improvements.” It includes an update to Accounting Standards Codification Topic 820 (“Topic 820”), Fair Value Measurement.  The update to Topic 820 clarifies the difference between a valuation approach and a valuation technique.  It also requires disclosure when there has been a change in either or both a valuation approach and/or a valuation technique.  The changes related to Topic 820 are effective for annual reporting periods, including interim periods within those annual periods, beginning after December 15, 2016.  Management is currently evaluating the impact of the ASU to the financial statements.

9.  SEC REGULATIONS

On October 13, 2016, the SEC amended Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact to the financial statements and disclosures.

Semi-Annual Report | April 30, 2017	53

Clough Global Funds	Dividend Reinvestment Plan

April 30, 2017 (Unaudited)

Unless the registered owner of Common Shares elects to receive cash by contacting DST Sytems, Inc. (the “Plan Administrator”), all dividends declared on Common Shares will be automatically reinvested by the Plan Administrator for shareholders in each Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares. Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator, as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re–invest that cash in additional Common Shares for you. If you wish for all dividends declared on your Common Shares to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder’s Common Shares are registered. Whenever a Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non–participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from a Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“Open–Market Purchases”) on the American Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commissions per Common Share is equal to or greater than the net asset value per Common Share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per Common Share on the payment date. If, on the payment date for any Dividend, the net asset value per Common Share is greater than the closing market value plus estimated brokerage commissions, the Plan Administrator will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open–Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex–dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in Common Shares acquired in Open–Market Purchases. If, before the Plan Administrator has completed its Open–Market Purchases, the market price per Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer Common Shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open–Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open–Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open–Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at the net asset value per Common Share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per Common Share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of Common Shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by a Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open–Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. Participants that request a sale of Common Shares through the Plan Administrator are subject to brokerage commissions.

Each Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, each Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, DST Systems, Inc.,  333 West 11th Street, 5th Floor, Kansas City, Missouri 64105.

54	www.cloughglobal.com

Clough Global Funds	Additional Information

April 30, 2017 (Unaudited)

FUND PROXY VOTING POLICIES & PROCEDURES

Each Fund’s policies and procedures used in determining how to vote proxies relating to portfolio securities are available on the Funds’ website at http://www.cloughglobal.com. Information regarding how each Fund voted proxies relating to portfolio securities held by each Fund for the period ended June 30, are available without charge, upon request, by contacting the Funds at 1-877-256-8445 and on the Commission’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N–Q within 60 days after the end of the period. Copies of the Funds’ Form N–Q are available without a charge, upon request, by contacting the Funds at 1–877–256–8445 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N–Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1–800–SEC–0330.

NOTICE

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that each Fund may purchase at market prices from time to time shares of its common stock in the open market.

SECTION 19(A) NOTICES

The following table sets forth the estimated amount of the sources of distribution for purposes of Section 19 of the Investment Company Act of 1940, as amended, and the related rules adopted there under. Each Fund estimates the following percentages, of the total distribution amount per share, attributable to (i) current and prior fiscal year net investment income, (ii) net realized short-term capital gain, (iii) net realized long-term capital gain and (iv) return of capital or other capital source as a percentage of the total distribution amount. These percentages are disclosed for the fiscal year-to-date cumulative distribution amount per share for each Fund.

The amounts and sources of distributions reported in these 19(a) notices are only estimates and not for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

	Total Cumulative Distributions for the six months ended April 30, 2017				% Breakdown of the Total Cumulative Distributions for the six months ended April 30, 2017
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Common Share
Clough Global Dividend and Income Fund	$0.12390	$0.00000	$0.49530	$0.61920	20.01%	0.00%	79.99%	100.00%
Clough Global Equity Fund	$0.02420	$0.00000	$0.56920	$0.59340	4.08%	0.00%	95.92%	100.00%
Clough Global Opportunities Fund	$0.01380	$0.00000	$0.50220	$0.51600	2.67%	0.00%	97.33%	100.00%

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, each Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by each Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. Each Fund’s current accumulated but undistributed net investment income, if any, is disclosed in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

Semi-Annual Report | April 30, 2017	55

Clough Global Funds	Investment Advisory Agreement Approval

April 30, 2017 (Unaudited)

On April 13, 2017, the Board of Trustees (the “Board” or the “Trustees”) of each of Clough Global Dividend and Income Fund (“GLV”), Clough Global Equity Fund (“GLQ”) and Clough Global Opportunities Fund (“GLO” and together with GLV and GLQ, each, a “Fund” and collectively, the “Funds”) met in person to, among other things, review and consider the renewal of the Investment Advisory Agreement with each Fund (each, an “Advisory Agreement” and collectively, the “Advisory Agreements”).  During their review of each Advisory Agreement, the Trustees, including the Trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), considered in general the nature, quality and scope of services to be provided by Clough.

Prior to the beginning of their review of the Advisory Agreements, counsel to the Funds, who also serves as independent counsel to the Independent Trustees, discussed with the Trustees their role and fiduciary responsibilities in general and also specifically under the 1940 Act with respect to the renewal of each Advisory Agreement.

Representatives from Clough discussed Clough’s materials relating to the Trustees’ consideration of renewal of the Advisory Agreements. It was noted that included in the Board materials were responses by Clough to a request letter prepared by legal counsel on behalf of the Independent Trustees to the Funds to assist the Board in evaluating whether to renew the Advisory Agreements (the “15(c) Materials”). The Board noted that the 15(c) Materials were extensive, and included information relating to: each Fund’s investment results, portfolio composition, advisory fee and expense comparisons and profitability to Clough; financial information regarding Clough; descriptions of policies, including compliance monitoring and portfolio trading practices; information about the personnel providing investment management services to the Funds; and the nature of services provided under each Advisory Agreement.

The Board reviewed the organizational structure and business operations of Clough.  The Board also reviewed the qualifications of Clough and its principals to act as each Fund’s investment adviser. The Board considered the professional experience of the portfolio managers, Eric A. Brock and Charles I. Clough, Jr., Partners at Clough, as well as Robert Zdunczyk, portfolio manager of the Clough Global Dividend and Income Fund and Clough Global Opportunities Fund (collectively, the “Portfolio Managers”), emphasizing that each of the Portfolio Managers had substantial experience as an investment professional. The Trustees acknowledged their familiarity with the expertise and standing in the investment community of the Portfolio Managers, and their satisfaction with the expertise of Clough and the services provided by Clough to the Funds. The Trustees concluded that the portfolio management team was well qualified to serve the Funds in those functions.

The Board considered various investment products managed by Clough other than the Funds. The Board also considered the adequacy of Clough’s facilities. The Trustees concluded that Clough appeared to have adequate procedures and personnel in place to ensure compliance by Clough with applicable law and with each Fund’s investment objectives and restrictions.

The Board considered the terms of the Advisory Agreements, pursuant to which Clough receives a fee of 0.70%, 0.90% and 1.00% based on the average daily total assets of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. The Trustees considered the fees charged by Clough to other clients for which it provides comparable service, Clough’s balance sheet for the year ended December 31, 2016, and a profit and loss analysis as it relates to Clough’s advisory business.

The Board considered Clough’s procedures relating to compliance and oversight, noting that a copy of Clough’s compliance program was included in the Board materials. The Board further considered  information provided by Clough on whether Clough has experienced or anticipates it may experience conflicts of interest in managing the Funds.  The Board also considered that the materials contained information regarding Clough’s business continuity and disaster recovery plans as well as steps Clough has undertaken to reasonably detect and prevent cybersecurity crimes. The Board also considered information related to Clough’s trading activities and how Clough monitors best execution. The Board considered the possible benefits Clough may accrue because of its relationship with the Funds as well as potential benefits that accrue to the Funds because of their relationship with Clough. The Board considered that Clough does not realize any direct benefits due to the allocation of brokerage and related transactions on behalf of the Funds.

The Board considered materials regarding the comparability of the investment advisory fees of the Funds with the investment advisory fees of other investment companies (each, an “Expense Group”), which had been prepared by Strategic Insight, an Asset International Company (“Strategic Insight”). The Board also considered information in the Strategic Insight report regarding each Fund’s investment performance as well as comparisons of each Fund’s performance with the performance during similar periods of other funds in its Expense Group and comparisons of cost and expense structures of each Fund with the cost and expense structures of other funds in the relevant Expense Group, and related matters.

The Board took into consideration that the Funds may be unique in the registered fund marketplace and that Strategic Insight had a difficult time presenting a large peer group for comparison. For each Fund, the Board compared fees from other leveraged closed-end investment companies that Strategic Insight classified as “global funds” versus Clough Global Dividend and Income Fund’s, Clough Global Equity Fund’s and Clough Global Opportunities Fund’s fees as part of the expense group (the “Expense Group”).  The Board considered the extent to which each Fund utilizes leverage and short sales, thereby increasing its investment-related expenses and concluded that the use of leverage and short sales is an important part of each Fund’s investment strategy to attempt to meet each Fund’s investment objective. The Board also considered that investment related expenses should be viewed as operational in nature and should not be considered a management expense.  The Board further considered that Strategic Insight defined investment related expenses to include, but not be limited to, dividends on securities sold short, interest expense, reverse repurchase agreements, swaps, tender costs, and auction fees.

56	www.cloughglobal.com

Clough Global Funds	Investment Advisory Agreement Approval

April 30, 2017 (Unaudited)

For GLV, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from GLV’s low of 0.70% to 1.105%. For GLV, the Board also considered that as reported by Strategic Insight, the net total expenses for the Expense Group on managed assets, excluding investment related expenses, ranged from the low of 0.966% to 1.619%, with a median of 1.148% and GLV at 1.031%.

For GLQ, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from 0.850% to 1.105%, with GLQ at 0.900%. For GLQ, the Board also considered that as reported by Strategic Insight, the net total expenses for the Expense Group on managed assets, excluding investment related expenses, ranged from 0.966% to 1.619%, with a median of 1.216% and GLQ at 1.248%.

For GLO, the Board considered that the investment advisory fee for managed assets in the Expense Group ranged from 0.850% to 1.105%, with GLO at 1.000%. For GLO, the Board also considered that as reported by Strategic Insight, the net total expenses for the Expense Group on managed assets, excluding investment related expenses, ranged from 0.966% to 1.619%, with a median of 1.216% and GLO at 1.331%.

The Trustees took into consideration each Fund’s performance as compared to the performance of each Fund’s Expense Group for the one year ended February 28, 2017.

•	For GLV, the annual net total return performance data for GLV’s Expense Group ranged from a high of 37.40% to a low of 15.35% with a median of 23.74%. GLV’s performance was 15.35%.

•	For GLQ, the annual net total return performance data for GLQ’s Expense Group ranged from a high of 37.40% to a low of 16.00% with a median of 23.74%. GLQ’s performance was 16.00%.

•	For GLO, the annual net total return performance data for GLO’s Expense Group ranged from a high of 37.40% to a low of 12.39% with a median of 23.74%. GLO’s performance was 12.39%.

The Trustees also considered each Fund’s performance as compared to the performance of each Fund’s Expense Group for the one year ended December 31, 2016.

•	For GLV, the annual net total return performance data for GLV’s Expense Group ranged from a high of 22.54% to a low of -1.87% with a median of 12.33%. GLV’s performance was -1.87%.

•	For GLQ, the annual net total return performance data for GLQ’s Expense Group ranged from a high of 22.54% to a low of -5.37% with a median of 12.33%. GLQ’s performance was -5.37%.

•	For GLO, the annual net total return performance data for GLO’s Expense Group ranged from a high of 22.54% to a low of -4.33% with a median of 12.33%. GLO’s performance was -4.33%.

The Independent Trustees met in executive session and with the assistance of legal counsel reviewed and discussed in more detail the information that had been presented relating to Clough, the Advisory Agreements and Clough’s profitability.

After executive session, the Board of Trustees of the Fund, present in person, with the Independent Trustees present in person voting separately, unanimously concluded that the investment advisory fee of 0.70% of Clough Global Dividend and Income Fund’s total assets, 0.90% of Clough Global Equity Fund’s total assets and 1.00% of Clough Global Opportunities Fund’s total assets are fair and reasonable for each respective Fund and that the renewal of each Advisory Agreement is in the best interests of each respective Fund and its shareholders.

Semi-Annual Report | April 30, 2017	57

2017 SEMI-ANNUAL REPORT

Item 2. Code of Ethics.

Not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to semi-annual report.

Item 6. Schedule of Investments.

a.	Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
b.	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

a.	Not applicable to semi-annual report.
b.
As of July 10, 2017 the following portfolio manager changes have been made:

On January 25, 2017 and April 24, 2017, Eric A. Brock and James E. Canty, respectively, stepped down as portfolio managers of the Fund. Charles Clough and Robert Zdunczyk will remain as portfolio managers for the Fund. For more information about Messrs. Clough and Zdunczyk, please see the Fund’s latest annual filing on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
11/1/16 - 11/30/16	-	$-	-	2,578,703
12/1/16 - 12/31/16	-	$-	-	2,578,703
1/1/17 - 1/31/17	15,000	$9.20	15,000	2,563,703
2/1/17 - 2/28/17	-	$-	-	2,563,703
3/1/17 - 3/31/17	-	$-	-	2,563,703
4/1/17 - 4/30/17	-	$-	-	2,563,703
Total	15,000	$9.20	15,000	2,563,703

Repurchase program announced in December 2016

Approved the Fund to purchase up to 5% of its outstanding common shares as of December 9, 2016, in the open market, through October 31, 2017.

In April 2017, the program was temporarily suspended.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes by which shareholders may recommend nominees to the Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)
There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual report.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.Cert.

(a)(3) Not applicable.

(b) A certification for the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex-99.906Cert.

(c) Pursuant to the Securities and Exchange Commission’s Order granting relief from Section 19(b) of the Investment Company Act of 1940 dated September 21, 2009, the form of 19(a) Notices to Beneficial Owners are attached hereto as Exhibit 12(c).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	July 10, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

CLOUGH GLOBAL OPPORTUNITIES FUND

By:	/s/ Edmund J. Burke
Edmund J. Burke
President/Principal Executive Officer

Date:	July 10, 2017

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer/Principal Financial Officer

Date:	July 10, 2017